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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number: 811-09721
Allianz Global Investors Managed Accounts Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York	10105

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna-1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: October 31, 2011
Date of reporting period: January 31, 2011
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedules of Investments
Equity Shares: Series I Schedule of Investments
January 31, 2011 (unaudited)

Shares		Value*

COMMON STOCK—91.4%
	Australia—3.1%
3,206	Australia & New Zealand Banking Group Ltd.	$75,981

	Belgium—3.4%
1,548	Anheuser-Busch InBev NV	85,414

	China—2.7%
455	Baidu, Inc. ADR (b)	49,427
10,000	Dongfeng Motor Group Co., Ltd.	17,828

		67,255

	France—9.8%
881	Eutelsat Communications	32,136
801	Gemalto NV	40,466
515	Technip S.A.	50,032
2,116	Vinci S.A.	122,173

		244,807

	Germany—13.3%
915	Adidas AG	56,943
897	BASF SE	69,055
513	Daimler AG (b)	37,526
1,334	Fresenius SE & Co KGaA	116,532
344	Linde AG	50,154

		330,210

	Hong Kong—3.3%
6,276	AIA Group Ltd. (b)	17,226
7,000	BOC Hong Kong Holdings Ltd.	22,634
19,000	CNOOC Ltd.	42,342

		82,202

	Israel—2.0%
1,100	Check Point Software Technologies Ltd. (b)	49,005

	Japan—14.9%
1,400	Canon, Inc.	68,913
1,600	Hitachi Construction Machinery Co., Ltd.	37,770
1,200	Honda Motor Co., Ltd.	50,817
1,200	Ibiden Co., Ltd.	40,619
2	Inpex Corp.	12,852
400	Nidec Corp.	37,822
200	SMC Corp.	33,932
1,100	Sony Corp.	37,853
700	Sumitomo Mitsui Financial Group, Inc.	23,800
71	Yahoo! Japan Corp.	26,741

		371,119

	Korea (Republic of)—3.5%
200	Samsung Electronics Co., Ltd. GDR (c)	87,380

	Netherlands—5.5%
517	Akzo Nobel NV	32,293
948	Koninklijke DSM NV	56,111
1,523	Koninklijke Philips Electronics NV	47,454

		135,858

Equity Shares: Series I Schedule of Investments
January 31, 2011 (unaudited)

Shares			Value*

	Portugal—1.1%
1,340	Galp Energia SGPS S.A., Class B		$27,323

	Spain—5.0%
4,677	Banco Santander S.A.		57,266
905	Inditex S.A.		68,433

			125,699

	Sweden—7.2%
5,757	Atlas Copco AB, Class A		138,188
4,635	Skandinaviska Enskilda Banken AB, Class A		42,045

			180,233

	Switzerland—3.2%
942	Novartis AG		52,441
214	Sonova Holding AG		26,829

			79,270

	United Kingdom—13.4%
23,011	Centrica PLC		117,831
4,764	Standard Chartered PLC		124,071
4,189	Xstrata PLC		92,779

			334,681

	Total Common Stock (cost—$1,864,655)		2,276,437

PREFERRED STOCK—1.6%
	Germany—1.6%
644	Henkel AG & Co. KGaA (cost—$31,793)		39,183

RIGHTS—0.0%
	Spain—0.0%
4,615	Banco Santander S.A., expires 2/4/11 (b) (cost—$717)		872

	Total Investments (cost—$1,897,165) (a)(d)	93.0%	2,316,492
	Other assets less liabilities	7.0	173,728

	Net Assets	100.0%	$2,490,220

Notes to Schedule of Investments:
(a)	Securities with an aggregate value of $2,061,765, representing 82.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor.

(b)	Non-income producing.

(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt registration, typically only to qualified from institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	At January 31, 2011, the cost basis of investments for federal income tax purposes was $1,897,165. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $459,577; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $40,250; and net unrealized appreciation for federal income tax purposes was $419,327.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

CORPORATE BONDS & NOTES—68.8%
Airlines—1.8%
	$98	American Airlines Pass Through Trust, 10.375%, 1/2/21	Baa3/A-	$117,298
	2,100	Continental Airlines, Inc., 6.503%, 12/15/12	Baa2/BBB	2,131,500
	4,200	Delta Air Lines, Inc., 7.111%, 3/18/13	WR/BBB-	4,326,000
		Northwest Airlines, Inc.,
	1,404	7.041%, 10/1/23	WR/BBB-	1,481,683
	47,460	7.15%, 4/1/21 (MBIA)	Ba3/BB+	48,408,992
	63	United Air Lines Pass Trough Trust, 10.125%, 3/22/15 (b)(f)	WR/NR	25,773

				56,491,246

Automotive—0.3%
	9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	A3/A-	8,985,659

Banking—8.9%
	5,000	American Express Bank FSB, 5.50%, 4/16/13	A2/BBB+	5,380,295
	2,000	ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	Aa2/AA	2,206,318
	5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	Baa2/NR	5,414,500
		Banco Santander Brasil S.A.,
	1,000	4.50%, 4/6/15 (b)	Baa2/NR	1,019,963
	3,500	4.50%, 4/6/15 (a)(d)	Baa2/NR	3,569,870
	5,100	Banco Santander Chile, 1.553%, 4/20/12, FRN (a)(d)	Aa3/A+	5,100,240
		Barclays Bank PLC,
	€5,180	4.875%, 12/15/14 (h)	Baa3/A-	5,858,965
	$400	5.00%, 9/22/16	Aa3/AA-	424,756
	24,000	6.05%, 12/4/17 (a)(d)	Baa1/A	24,688,488
	5,000	6.86%, 6/15/32 (a)(d)(h)	Baa2/A-	4,700,000
	5,900	7.434%, 12/15/17 (a)(d)(h)	Baa2/A-	5,796,750
	4,000	8.55%, 6/15/11 (a)(d)(h)	Baa2/A-	4,000,000
	£3,300	14.00%, 6/15/19 (h)	Baa2/A-	6,514,719
	$6,600	CBA Capital Trust II, 6.024%, 3/15/16 (a)(d)(h)	A3/A+	6,528,238
	€3,000	Cie de Financement Foncier, 4.00%, 10/25/12	Aaa/AAA	4,243,413
AUD	2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	Aaa/AAA	2,525,127
	$25,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(d)(h)	A2/AA-	32,407,600
	23,900	Groupe BPCE, 1.00%, 2/7/14 (a)(b)(d)(l) (acquisition cost-$23,863,194; purchased 1/31/11)	NR/NR	23,863,194
	5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(h)	Ba2/BB-	4,375,000
	30,600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	Baa3/BBB-	28,255,061
	1,100	HSBC Bank PLC, 4.125%, 8/12/20 (a)(d)	Aa2/AA	1,070,685
	10,400	HSBC Bank USA N.A., 6.00%, 8/9/17	A1/AA-	11,298,258
		HSBC Capital Funding L.P. (a)(d)(h),
	13,900	4.61%, 6/27/13	A3/A-	13,150,248
	1,350	10.176%, 6/30/30	A3/A-	1,822,500
	2,500	ICICI Bank Ltd., 5.00%, 1/15/16 (b)	Baa2/BBB-	2,524,477
	29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(h)	Ba1/BB	33,122,869
	2,400	RBS Capital Trust I, 4.709%, 7/1/13 (h)	B3/C	1,728,000
	3,600	Resona Bank Ltd., 5.85%, 4/15/16 (a)(d)(h)	A3/BBB	3,639,521
	€1,000	Royal Bank of Scotland PLC, 4.625%, 9/22/21, (converts to FRN on 9/22/16)	Ba2/BBB	1,086,573
		State Bank of India,
	$1,300	4.50%, 10/23/14	Baa2/BBB-	1,334,901
	1,000	4.50%, 7/27/15 (a)(d)	Baa2/BBB-	1,021,565

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

Banking (continued)
	¥200,000	Sumitomo Mitsui Banking Corp., 0.996%, 6/2/49	NR/NR	$2,366,894
	$1,700	Wachovia Bank N.A., 0.632%, 3/15/16, FRN	Aa3/AA-	1,621,164
	€5,000	Wells Fargo Bank N.A., 6.00%, 5/23/13	Aa2/AA	7,333,797
AUD	20,000	Westpac Banking Corp., 4.75%, 3/5/14	Aaa/AAA	19,552,387

				279,546,336

Computers—0.2%
	$5,000	Lexmark International, Inc., 5.90%, 6/1/13	Baa3/BBB-	5,335,660

Diversified Manufacturing—0.5%
	15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	Baa2/BBB	17,206,890

Drugs & Medical Products—0.3%
	100	Biomet, Inc., 10.00%, 10/15/17	B3/B-	112,250
	1,700	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB+	1,912,551
	7,000	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	8,182,230

				10,207,031

Electronics—0.0%
	400	Sanmina-SCI Corp., 8.125%, 3/1/16	B2/CCC+	416,000

Financial Services—31.9%
		AK Transneft OJSC Via TransCapitalInvest Ltd.,
	6,800	5.67%, 3/5/14	Baa1/BBB	7,216,500
	800	6.103%, 6/27/12 (a)(d)	Baa1/BBB	844,333
		Ally Financial, Inc.,
	13,894	2.496%, 12/1/14, FRN	B3/B	13,320,872
	1,000	6.75%, 12/1/14	B3/B	1,069,726
	5,020	7.00%, 2/1/12	B3/B	5,212,075
	10,500	7.50%, 12/31/13	B3/B	11,471,250
	17,300	8.00%, 3/15/20	B3/B	19,592,250
	14,820	8.00%, 11/1/31	B3/B	16,860,536
	19,100	8.30%, 2/12/15	B3/B	21,630,750
		American Express Co.,
	100	6.15%, 8/28/17	A3/BBB+	112,732
	11,000	7.25%, 5/20/14	A3/BBB+	12,606,902
	£3,500	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB+	4,204,595
		Bank of America Corp.,
	$3,800	5.65%, 5/1/18	A2/A	3,963,263
	4,300	5.75%, 12/1/17	A2/A	4,508,726
	9,400	8.00%, 1/30/18 (h)	Ba3/BB+	9,757,679
	500	Bank of America N.A., 5.30%, 3/15/17	A1/A	510,987
		Bear Stearns Cos. LLC,
	1,500	5.30%, 10/30/15	Aa3/A+	1,641,465
	4,800	5.70%, 11/15/14	Aa3/A+	5,342,722
	16,865	7.25%, 2/1/18	Aa3/A+	19,935,560
		BNP Paribas,
	39,800	5.00%, 1/15/21	Aa2/AA	39,853,531
	9,400	5.186%, 6/29/15 (a)(d)(h)	Baa1/A	8,648,000
		CIT Group, Inc.,
	10,203	7.00%, 5/1/13	B3/B+	10,445,738
	126	7.00%, 5/1/14	B3/B+	128,685
	2,434	7.00%, 5/1/15	B3/B+	2,473,397

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Financial Services (continued)
$890	7.00%, 5/1/16	B3/B+	$900,872
294	7.00%, 5/1/17	B3/B+	297,326
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	A3/A	13,046,330
700	5.50%, 4/11/13	A3/A	750,145
700	5.50%, 10/15/14	A3/A	762,053
11,718	6.00%, 8/15/17	A3/A	12,844,006
4,500	6.125%, 11/21/17	A3/A	4,943,880
5,000	6.625%, 6/15/32	Baa1/A-	4,929,360
€600	7.375%, 9/4/19	A3/A	936,739
$7,260	Citigroup Capital XXI, 8.30%, 12/21/57, (converts to FRN on 12/21/37)	Ba1/BB+	7,613,925
	Credit Agricole S.A. (h),
16,300	6.637%, 5/31/17 (a)(d)	A3/A-	14,136,990
17,500	6.637%, 5/31/17 (b)	A3/A-	15,177,750
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	Ba2/B+	51,864,093
16,900	7.00%, 10/1/13	Ba2/B+	18,281,305
20,750	8.00%, 6/1/14	Ba2/B+	23,252,658
7,900	8.00%, 12/15/16	Ba2/B+	8,971,366
6,100	8.70%, 10/1/14	Ba2/B+	7,003,136
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	Aa3/A+	11,888,346
€25,700	5.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	32,239,733
$20,000	5.625%, 5/1/18	Aa2/AA+	21,709,840
5,000	6.375%, 11/15/67, (converts to FRN on 11/15/17)	Aa3/A+	5,068,750
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	2,142,841
	Goldman Sachs Group, Inc.,
€10,000	1.39%, 5/23/16, FRN	A1/A	12,417,127
$5,855	5.25%, 10/15/13	A1/A	6,346,562
19,559	5.35%, 1/15/16	A1/A	21,262,472
€5,645	5.375%, 2/15/13	A1/A	8,055,255
$700	5.75%, 10/1/16	A1/A	770,071
19,800	5.95%, 1/18/18	A1/A	21,448,489
15,200	6.15%, 4/1/18	A1/A	16,579,932
14,900	6.25%, 9/1/17	A1/A	16,463,740
2,000	HSBC Finance Corp., 6.375%, 11/27/12	A3/A	2,164,420
400	HSBC Holdings PLC, 7.625%, 5/17/32	A1/A	440,376
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	Ba3/BBB-	4,300,000
3,000	7.125%, 9/1/18	Ba3/BBB-	3,247,500
	JPMorgan Chase & Co.,
6,000	4.25%, 10/15/20	Aa3/A+	5,785,818
17,200	6.00%, 1/15/18	Aa3/A+	19,131,870
	JPMorgan Chase Bank N.A.,
4,400	0.632%, 6/13/16, FRN	Aa2/A+	4,204,266
9,200	6.00%, 10/1/17	Aa2/A+	10,189,543
2,700	JPMorgan Chase Capital XX, 6.55%, 9/15/66, (converts to FRN on 9/15/36)	A2/BBB+	2,727,988
	LBG Capital No.1 PLC,
€2,825	7.375%, 3/12/20	Ba3/BB-	3,371,510
£9,402	7.588%, 5/12/20	Ba3/BB-	13,290,147

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Financial Services (continued)
£1,000	7.869%, 8/25/20	Ba3/BB-	$1,421,553
$3,400	7.875%, 11/1/20	Ba3/BB-	3,196,000
22,200	8.50%, 12/17/21 (a)(d)(g)(h)	NR/B+	19,556,068
	LBG Capital No.2 PLC,
£2,331	9.00%, 12/15/19	Ba2/BB	3,546,996
£4,500	9.334%, 2/7/20	Ba2/BB	6,937,581
€2,180	15.00%, 12/21/19	Ba2/BB	3,945,187
	Merrill Lynch & Co., Inc.,
€2,000	1.578%, 9/14/18, FRN	A3/A-	2,232,330
€2,150	1.764%, 9/27/12, FRN	A2/A	2,862,783
$500	5.00%, 1/15/15	A2/A	527,737
7,470	6.05%, 8/15/12	A2/A	7,953,682
200	6.15%, 4/25/13	A2/A	215,885
22,700	6.40%, 8/28/17	A2/A	24,697,736
40,100	6.875%, 4/25/18	A2/A	44,504,504
	Morgan Stanley,
€10,000	1.426%, 1/16/17, FRN	A2/A	12,184,331
$2,800	5.375%, 10/15/15	A2/A	2,969,389
€5,000	5.375%, 8/10/20	A2/A	6,681,435
$900	5.95%, 12/28/17	A2/A	954,906
700	6.00%, 4/28/15	A2/A	758,810
3,700	6.625%, 4/1/18	A2/A	4,025,544
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (h)	Ba1/BBB+	854,534
$628	Preferred Term Securities XIII Ltd., 0.852%, 3/24/34, FRN (a)(b)(d)(l) (acquisition cost-$627,722; purchased 3/9/04)	A1/CCC+	382,911
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	Aa2/AA	1,494,940
500	QNB Finance Ltd., 3.125%, 11/16/15	Aa3/A+	488,750
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	Ba2/NR	272,874
22,200	6.99%, 10/5/17 (a)(d)(h)	Ba3/C	17,982,000
10,000	7.64%, 9/29/17 (h)	B3/C	7,250,000
5,000	7.648%, 9/30/31 (h)	Ba2/BB-	4,375,000
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	Baa1/NR	536,875
1,500	9.00%, 6/11/14 (a)(d)	Baa1/NR	1,707,450
	SLM Corp.,
€2,950	1.356%, 6/17/13, FRN	Ba1/BBB-	3,640,517
€1,600	3.125%, 9/17/12	Ba1/BBB-	2,131,739
£500	4.875%, 12/17/12	Ba1/BBB-	784,187
$750	5.00%, 10/1/13	Ba1/BBB-	771,771
850	5.125%, 8/27/12	Ba1/BBB-	880,400
11,200	5.375%, 1/15/13	Ba1/BBB-	11,658,909
400	5.375%, 5/15/14	Ba1/BBB-	409,073
36,000	6.25%, 1/25/16	Ba1/BBB-	36,105,876
9,255	8.45%, 6/15/18	Ba1/BBB-	10,009,866
	Teco Finance, Inc.,
983	6.572%, 11/1/17	Baa3/BBB-	1,116,781
2,000	6.75%, 5/1/15	Baa3/BBB-	2,285,544
6,450	Temasek Financial I Ltd., 4.30%, 10/25/19 (a)(d)	Aaa/AAA	6,669,880
	TNK-BP Finance S.A.,
100	6.125%, 3/20/12 (a)(d)	Baa2/BBB-	104,750

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Financial Services (continued)
$7,700	7.50%, 3/13/13	Baa2/BBB-	$8,344,875
1,000	UBS AG, 5.875%, 12/20/17	Aa3/A+	1,093,048
5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	Baa3/BBB-	5,723,000
6,700	USB Capital IX, 6.189%, 4/15/11 (h)	A3/BBB+	5,313,100
	Wachovia Corp.,
2,000	5.625%, 10/15/16	A2/A+	2,203,582
10,000	5.75%, 2/1/18	A1/AA-	11,144,590
35,917	Wells Fargo & Co., 7.98%, 3/15/18 (h)	Baa3/A-	38,610,775
4,300	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	Baa1/NR	5,120,010
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	Baa2/BBB	8,242,697

			999,193,565

Food & Beverage—0.3%
400	H.J. Heinz Co., 15.59%, 12/1/20 (a)(b)(d)(l) (acquisition cost-$489,132; purchased 3/26/10)	Baa2/BBB	447,022
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	Baa2/BBB-	7,792,884
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB	427,390
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	Baa3/BBB-	1,214,132

			9,881,428

Healthcare & Hospitals—0.3%
8,050	HCA, Inc., 9.125%, 11/15/14	B2/BB-	8,492,750

Holding Companies—0.2%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	A3/A-	108,343
1,000	7.625%, 4/9/19	A3/A-	1,206,838
4,700	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	Baa1/BBB+	4,595,721

			5,910,902

Insurance—6.4%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	Baa1/A-	1,957,646
€7,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Baa2/BBB	9,250,132
$7,600	5.05%, 10/1/15	Baa1/A-	7,901,454
2,000	5.45%, 5/18/17	Baa1/A-	2,077,974
600	5.60%, 10/18/16	Baa1/A-	633,629
30,200	5.85%, 1/16/18	Baa1/A-	31,590,136
17,200	6.25%, 5/1/36	Baa1/A-	17,182,748
€24,050	8.00%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	34,126,571
$7,700	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	8,643,250
68,400	8.25%, 8/15/18	Baa1/A-	80,815,968
£3,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	5,189,671

			199,369,179

Metals & Mining—0.6%
$5,000	Alcoa, Inc., 6.00%, 7/15/13	Baa3/BBB-	5,499,315
2,000	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	Ba1/BBB-	2,192,500
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	Baa3/BBB-	4,828,985
1,600	Newmont Mining Corp., 5.125%, 10/1/19	Baa1/BBB+	1,737,293
2,000	Rio Tinto Finance USA Ltd., 8.95%, 5/1/14	A3/BBB+	2,431,626

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Metals & Mining (continued)
$2,000	Vale Overseas Ltd., 8.25%, 1/17/34	Baa2/BBB+	$2,413,192

			19,102,911

Multi-Media—2.4%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	Baa1/BBB+	1,122,435
	Comcast Corp.,
20,000	5.15%, 3/1/20	Baa1/BBB+	20,912,300
10,600	5.875%, 2/15/18	Baa1/BBB+	11,745,510
1,700	5.90%, 3/15/16	Baa1/BBB+	1,910,717
810	CSC Holdings LLC, 7.875%, 2/15/18	Ba3/BB	907,200
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	Ba3/BB-	3,977,500
4,200	7.125%, 2/1/16	Ba3/BB-	4,410,000
19,200	7.75%, 5/31/15	Ba3/BB-	20,760,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	Baa2/BBB	7,740,127
1,500	8.25%, 4/1/19	Baa2/BBB	1,862,994

			75,348,783

Oil & Gas—6.5%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	Ba1/BBB-	329,439
800	BP Capital Markets PLC, 2.75%, 2/27/12	A2/A	809,837
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	Baa1/BBB	2,751,374
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	Baa2/BBB	12,233,468
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	Baa2/BBB	3,142,765
846	Devon Energy Corp., 7.95%, 4/15/32	Baa1/BBB+	1,099,005
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	Baa1/BBB+	1,673,437
1,330	Ecopetrol S.A., 7.625%, 7/23/19	Baa2/BB+	1,546,125
	El Paso Corp.,
2,450	7.00%, 6/15/17	Ba3/BB-	2,652,289
19,700	7.25%, 6/1/18	Ba3/BB-	21,621,853
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	Baa2/BBB	5,361,893
	EnCana Corp.,
2,000	5.90%, 12/1/17	Baa2/BBB+	2,273,556
4,700	6.50%, 8/15/34	Baa2/BBB+	4,984,261
	Energy Transfer Partners L.P.,
3,000	6.00%, 7/1/13	Baa3/BBB-	3,263,655
2,100	6.125%, 2/15/17	Baa3/BBB-	2,327,459
2,600	6.625%, 10/15/36	Baa3/BBB-	2,763,405
	Enterprise Products Operating LLC,
600	4.60%, 8/1/12	Baa3/BBB-	628,889
756	7.625%, 2/15/12	Baa3/BBB-	806,350
	Gaz Capital S.A. for Gazprom,
1,300	6.51%, 3/7/22	Baa1/BBB	1,335,750
5,700	7.343%, 4/11/13 (a)(d)	Baa1/BBB	6,234,375
14,000	8.146%, 4/11/18 (a)(d)	Baa1/BBB	16,170,000
2,319	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	NR/BBB+	2,481,710
1,052	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	A3/A-	1,090,499
	Kinder Morgan Energy Partners L.P.,
5,800	6.00%, 2/1/17	Baa2/BBB	6,462,986
3,800	6.95%, 1/15/38	Baa2/BBB	4,100,021

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Oil & Gas (continued)
$5,500	7.30%, 8/15/33	Baa2/BBB	$6,167,766
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	Ba1/BBB-	12,776,435
4,500	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13 (a)(d)	Baa1/BBB	5,100,300
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	Ba1/BBB-	3,759,846
	Northwest Pipeline GP,
3,900	5.95%, 4/15/17	Baa2/BBB-	4,432,826
1,700	7.00%, 6/15/16	Baa2/BBB-	2,022,609
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	Baa1/BBB	549,958
15,250	Petrobras International Finance Co., 7.875%, 3/15/19	Baa1/BBB-	18,069,008
	Petroleos Mexicanos,
17,900	5.50%, 1/21/21	Baa1/BBB	18,141,650
1,000	8.00%, 5/3/19	Baa1/BBB	1,203,700
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB-	2,730,863
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	B1/BB-	1,260,000
3,365	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa2/A	3,591,657
	Ras Laffan Liquefied Natural Gas Co., Ltd. III (b),
1,400	5.50%, 9/30/14	Aa2/A	1,509,768
2,230	5.832%, 9/30/16	Aa2/A	2,405,594
3,000	6.75%, 9/30/19	Aa2/A	3,469,641
4,400	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(d)	Baa3/BB	4,765,644
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	2,272,908

			202,374,574

Paper & Forest Products—0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	Ba1/BBB-	5,472,110

Paper/Paper Products—0.4%
1,000	Fibria Overseas Finance Ltd., 7.50%, 5/4/20 (a)(d)	Ba1/BB	1,057,500
	Georgia-Pacific LLC (a)(d),
6,300	5.40%, 11/1/20	Ba2/BBB	6,226,706
3,200	7.00%, 1/15/15	Ba2/BBB	3,328,000
2,900	7.125%, 1/15/17	Ba2/BBB	3,103,000

			13,715,206

Retail—0.9%
23,485	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)	Baa2/BBB+	27,023,183

Telecommunications—3.5%
	America Movil SAB De C.V.,
34,100	5.00%, 3/30/20	A2/A-	35,521,118
30,900	6.125%, 3/30/40	A2/A-	32,070,646
51	AT&T Corp., 8.00%, 11/15/31	A2/A-	63,967
	AT&T, Inc.,
1,718	5.35%, 9/1/40 (a)(d)	A2/A-	1,571,697
5,000	5.50%, 2/1/18	A2/A-	5,514,230
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	Baa2/BBB	1,029,371
	Deutsche Telekom International Finance BV,
4,500	6.75%, 8/20/18	Baa1/BBB+	5,311,742
€1,280	8.125%, 5/29/12	Baa1/BBB+	1,897,110
	Qtel International Finance Ltd. (a)(d),
$3,000	3.375%, 10/14/16	A2/A	2,871,948

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Telecommunications (continued)
$7,300	5.00%, 10/19/25	A2/A	$6,635,101
9,503	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba2/B+	9,681,802
	Qwest Corp.,
2,000	3.552%, 6/15/13, FRN	Baa3/BBB-	2,105,000
1,250	6.50%, 6/1/17	Baa3/BBB-	1,384,375
4,800	Sprint Capital Corp., 8.75%, 3/15/32	Ba3/BB-	5,022,000

			110,680,107

Tobacco—0.7%
10,000	Altria Group, Inc., 10.20%, 2/6/39	Baa1/BBB	13,599,600
8,130	Reynolds American, Inc., 7.75%, 6/1/18	Baa3/BBB	9,573,725

			23,173,325

Utilities—2.5%
2,649	Bruce Mansfield Unit, 6.85%, 6/1/34	Baa2/BBB-	2,797,705
400	Columbus Southern Power Co., 5.50%, 3/1/13	A3/BBB	433,937
	Consumers Energy Co.,
2,050	5.00%, 2/15/12	A3/BBB+	2,138,529
850	5.00%, 3/15/15	A3/BBB+	942,100
2,000	5.15%, 2/15/17	A3/BBB+	2,163,366
1,100	5.375%, 4/15/13	A3/BBB+	1,185,784
1,400	Dayton Power & Light Co., 5.125%, 10/1/13	Aa3/A	1,539,789
5,000	DTE Energy Co., 6.35%, 6/1/16	Baa2/BBB	5,627,360
14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	16,414,888
27,500	Entergy Corp., 3.625%, 9/15/15	Baa3/BBB-	27,493,400
194	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	Baa3/BBB+	200,511
300	Korea Hydro & Nuclear Power Co., Ltd., 3.125%, 9/16/15 (a)(d)	A1/A	294,918
1,000	Majapahit Holding BV, 7.25%, 6/28/17	Ba1/BB	1,125,263
200	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	215,518
	Nevada Power Co.,
100	5.875%, 1/15/15	Baa3/BBB	111,898
1,600	5.95%, 3/15/16	Baa3/BBB	1,799,658
3,000	6.50%, 5/15/18	Baa3/BBB	3,457,119
1,700	Ohio Edison Co., 5.45%, 5/1/15	Baa2/BBB-	1,848,481
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	3,276,469
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	Baa3/BBB	2,156,606
4,500	Toledo Edison Co., 6.15%, 5/15/37	Baa1/BBB	4,537,026
62	W3A Funding Corp., 8.09%, 1/2/17	Baa2/BBB	63,032

			79,823,357

	Total Corporate Bonds & Notes (cost—$1,953,414,448)		2,157,750,202

U.S. GOVERNMENT AGENCY SECURITIES—17.7%
	Fannie Mae—15.9%
1,833	2.233%, 5/1/35, FRN, MBS	Aaa/AAA	1,892,188
4,168	2.74%, 11/1/35, FRN, MBS	Aaa/AAA	4,382,522
4	2.821%, 8/25/18, CMO, FRN	Aaa/AAA	3,754
7	3.748%, 2/1/18, FRN, MBS	Aaa/AAA	7,139
4	4.313%, 4/1/17, FRN, MBS	Aaa/AAA	4,431
1,703	4.50%, 1/25/17, CMO	Aaa/AAA	1,732,705
476,000	4.50%, MBS, TBA (e)	Aaa/AAA	486,137,234

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

	Fannie Mae (continued)
$186	5.00%, 1/25/17, CMO	Aaa/AAA	$186,890
4,334	5.29%, 11/25/33, CMO	Aaa/AAA	4,676,330

			499,023,193

	Freddie Mac—0.1%
9	3.00%, 12/1/18, FRN, MBS	Aaa/AAA	9,177
4	3.575%, 6/1/30, FRN, MBS	Aaa/AAA	4,384
14	4.50%, 10/15/19, CMO	Aaa/AAA	13,898
470	4.50%, 2/15/20, CMO	Aaa/AAA	471,893
358	5.00%, 1/15/18, CMO	Aaa/AAA	363,393
91	6.50%, 1/1/38, MBS	Aaa/AAA	101,143
455	6.50%, 10/1/38, MBS	Aaa/AAA	506,196

			1,470,084

	Ginnie Mae—0.0%
15	3.375%, 1/20/22, FRN, MBS	Aaa/AAA	16,042

	Small Business Administration Participation Certificates—1.7%
368	4.504%, 2/10/14	Aaa/AAA	385,192
4,657	4.77%, 4/1/24, ABS	Aaa/AAA	4,942,654
24,860	5.32%, 1/1/27, ABS	Aaa/AAA	26,658,745
20,338	5.70%, 8/1/26, ABS	Aaa/AAA	22,349,850

			54,336,441

	Total U.S. Government Agency Securities (cost—$550,368,946)		554,845,760

MUNICIPAL BONDS—8.9%
Arizona—0.1%
2,000	Univ. of Arizona Rev., 6.423%, 8/1/35	Aa3/AA-	2,010,280

California—5.1%
2,400	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	Baa3/BB+	1,586,136
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	Aa2/AA-	14,836,200
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
7,400	7.488%, 8/1/33	A1/A+	7,376,246
14,300	7.618%, 8/1/40	A1/A+	14,262,105
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	Aa1/AA	25,967,750
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	Aa3/AA-	2,805,000
13,600	Northern California Power Agcy. Rev., 7.311%, 6/1/40	A3/A-	13,705,672
	State, GO,
4,350	7.55%, 4/1/39	A1/A-	4,483,850
36,400	7.60%, 11/1/40	A1/A-	37,757,720
12,000	7.70%, 11/1/30	A1/A-	12,203,160
22,400	7.95%, 3/1/36	A1/A-	22,964,256
2,500	Univ. of California Rev., 4.75%, 5/15/33, Ser. L	Aa1/AA	2,235,975

			160,184,070

Illinois—0.5%
1,500	Chicago Board of Education, GO, 5.25%, 12/1/26, Ser. C	Aa2/AA-	1,428,825
2,500	Chicago Metropolitan Water Reclamation Dist., GO, 5.72%, 12/1/38	Aaa/AAA	2,430,925
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	Aa3/AA	9,233,070
	Finance Auth. Rev., Univ. of Chicago,
1,240	5.00%, 7/1/27, Ser. A	Aa1/AA	1,264,465
1,600	5.50%, 7/1/37, Ser. B	Aa1/AA	1,641,984

			15,999,269

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

Iowa—0.0%
	$765	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	Baa3/BBB	$692,646

Massachusetts—0.4%
	12,000	School Building Auth. Rev., 5.468%, 6/15/27	Aa2/AA	11,906,880

Michigan—0.2%
	8,355	Detroit City School Dist., School Building & Site Improvements, GO, 5.00%, 5/1/33, Ser. B (FGIC) (Q-SBLF)	Aa2/AA-	7,189,979

Minnesota—0.0%
	900	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	854,190

Nevada—0.1%
	4,005	Clark Cnty. School Dist., GO, 5.00%, 6/15/19, Ser. A	Aa1/AA	4,281,906

New Jersey—0.2%
	3,900	State Turnpike Auth. Rev., 7.414%, 1/1/40, Ser. F	A3/A+	4,247,724
	250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BB-	150,632

				4,398,356

New York—0.3%
	1,300	New York City Transitional Finance Auth. Rev., 5.00%, 1/15/25, Ser. S-1	Aa3/AA-	1,315,938
	5,000	Port Auth. of New York & New Jersey Rev., 5.125%, 5/1/34, Ser. 136 (NPFGC) (k)	Aa2/AA-	4,812,350
	2,500	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	NR/AAA	2,461,425

				8,589,713

Ohio—0.4%
	3,600	American Municipal Power-Ohio, Inc. Rev., 5.939%, 2/15/47	A1/A	3,025,008
		Buckeye Tobacco Settlement Financing Auth. Rev. Ser. A-2,
	11,700	5.75%, 6/1/34	Baa3/BB-	7,890,012
	900	5.875%, 6/1/47	Baa3/BB-	590,220

				11,505,240

Texas—1.5%
	43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	Aa2/AA+	38,483,994
	4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	NR/AAA	4,431,592
	4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	A2/A-	3,997,008

				46,912,594

Washington—0.0%
	600	State, GO, zero coupon, 12/1/20, Ser. F (NPFGC)	Aa1/AA+	395,352

Wisconsin—0.1%
	2,300	State Rev., 6.00%, 5/1/36, Ser. A	Aa3/AA-	2,434,527

		Total Municipal Bonds (cost—$286,011,404)		277,355,002

SOVEREIGN DEBT OBLIGATIONS—7.0%
Australia—0.2%
AUD	5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	Aaa/AAA	5,465,467

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

Brazil—5.6%
		Brazil Notas do Tesouro Nacional, Ser. F,
BRL	147,046	10.00%, 1/1/17	Baa3/NR	$78,391,678
BRL	147,171	10.00%, 1/1/21	Baa3/NR	74,980,688
	$3,300	Brazilian Development Bank, 6.369%, 6/16/18	Ba3/BBB-	3,609,375
		Brazilian Government International Bond,
	1,600	4.875%, 1/22/21	Baa3/NR	1,641,600
	12,176	8.875%, 10/14/19	Baa3/BBB-	16,163,640

				174,786,981

Canada—0.3%
CAD	2,400	Province of Ontario Canada, 6.50%, 3/8/29	Aa1/AA-	3,003,433
	$7,800	Province of Quebec Canada, 3.50%, 7/29/20	Aa2/A+	7,541,859

				10,545,292

Colombia—0.1%
	2,000	Colombia Government International Bond, 7.375%, 1/27/17	Ba1/BBB-	2,392,000

Indonesia—0.1%
	3,100	Indonesia Government International Bond, 6.875%, 1/17/18	Ba1/BB	3,526,250

Korea (Republic of)—0.3%
	10,800	Export-Import Bank of Korea, 4.00%, 1/29/21	A1/A	9,970,074
	300	Korea Development Bank, 8.00%, 1/23/14	A1/A	343,727

				10,313,801

Qatar—0.3%
		Qatar Government International Bond (a)(d),
	3,300	4.00%, 1/20/15	Aa2/AA	3,448,500
	6,100	5.25%, 1/20/20	Aa2/AA	6,466,000

				9,914,500

Russia—0.1%
	1,790	Russian Federation, 7.50%, 3/31/30	Baa1/BBB	2,055,815

South Africa—0.0%
	300	South Africa Government International Bond, 6.875%, 5/27/19	A3/BBB+	342,000

		Total Sovereign Debt Obligations (cost—$214,579,461)		219,342,106

MORTGAGE-BACKED SECURITIES—5.7%
	€5,400	Arena BV, 1.138%, 2/17/63, CMO, FRN	Aaa/NR	7,395,446
	$4,400	Banc of America Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	NR/A+	4,779,383
	254	Banc of America Funding Corp., 5.883%, 1/20/47, CMO, VRN	NR/CCC	186,724
	1,613	Banc of America Large Loan, Inc., 0.771%, 8/15/29, CMO, FRN (b)	Aaa/AAA	1,533,047
		Bear Stearns Adjustable Rate Mortgage Trust, CMO,
	1,837	2.44%, 8/25/35, FRN	Baa2/AAA	1,754,328
	2,071	2.73%, 3/25/35, FRN	Ba2/AAA	1,989,295
	7,771	2.869%, 10/25/35, FRN	NR/BBB+	7,760,135
	156	2.918%, 10/25/33, VRN	Aaa/AAA	160,554
	464	2.934%, 3/25/35, FRN	A1/AAA	447,778
	87	4.524%, 5/25/34, FRN	Aaa/AAA	87,209
		Bear Stearns Alt-A Trust, CMO, VRN,
	1,566	3.016%, 2/25/36	Ca/CCC	830,668

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

$4,904	5.087%, 11/25/36	Caa3/CCC	$3,135,736
6,224	5.204%, 11/25/36	Caa3/CCC	3,932,083
	Bear Stearns Commercial Mortgage Securities, CMO,
729	0.371%, 3/15/19, FRN (a)(d)	Aaa/AA	719,972
1,600	5.54%, 9/11/41	NR/AAA	1,722,752
7,500	5.694%, 6/11/50, VRN	NR/A+	8,016,635
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
648	2.51%, 8/25/35	B1/AA	615,697
688	2.56%, 8/25/35	B3/AA	625,295
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
4,400	5.322%, 12/11/49	Aaa/A-	4,589,292
8,000	5.344%, 1/15/46, VRN	Aaa/AAA	8,597,749
€343	Cordusio RMBS SRL, 1.153%, 6/30/35, CMO, FRN	Aaa/AAA	453,524
	Countrywide Alternative Loan Trust, CMO,
$2,529	0.45%, 11/25/46, FRN	Caa3/B-	1,590,300
703	0.46%, 5/25/36, FRN	Caa3/B-	437,489
12,421	6.25%, 8/25/37	Caa3/CC	9,102,082
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
335	0.58%, 3/25/35, FRN	Caa3/A	219,736
78	2.984%, 8/25/34, VRN	Ba1/B+	58,425
24	Credit Suisse First Boston Mortgage Securities Corp., 2.496%, 7/25/33, CMO, VRN	Aaa/AAA	23,182
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	Aaa/A+	2,724,684
7,300	5.720%, 6/15/39, VRN	Aa2/BBB+	7,670,577
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
2,502	0.521%, 8/19/45	Caa1/BBB-	1,812,901
1,573	2.45%, 7/19/44	Aa3/AAA	1,304,906
148	First Horizon Asset Securities, Inc., 2.706%, 12/25/33, CMO, FRN	Aaa/NR	147,310
4,003	Greenpoint Mortgage Funding Trust, 0.49%, 6/25/45, CMO, FRN	Caa2/BB-	2,755,509
17	Greenpoint Mortgage Pass Through Certificates, 3.112%, 10/25/33, CMO, FRN	NR/B	15,103
	GSR Mortgage Loan Trust, CMO, FRN,
124	2.02%, 3/25/33	Aaa/NR	123,910
1,076	2.797%, 9/25/35	NR/AAA	1,038,677
613	2.852%, 9/25/35	NR/AAA	607,515
1,877	2.852%, 9/25/35	NR/AA	1,875,585
	Harborview Mortgage Loan Trust, CMO,
655	0.601%, 6/20/35, FRN	B1/AAA	568,740
271	3.07%, 5/19/33, VRN	NR/AAA	275,981
393	Homebanc Mortgage Trust, 5.803%, 4/25/37, CMO, VRN	Caa1/BBB-	343,043
€178	IntesaBci Sec 2 SRL, 1.311%, 8/28/23, CMO, FRN	Aaa/AAA	242,929
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$1,000	5.336%, 5/15/47	Aa3/A	1,052,002
6,600	5.42%, 1/15/49	Aaa/NR	6,940,442
2,200	5.44%, 6/12/47	Aaa/A+	2,325,267
	JPMorgan Mortgage Trust, CMO,
159	2.191%, 11/25/33, FRN	NR/AAA	160,543
2,004	3.032%, 7/25/35, FRN	Baa2/AAA	2,025,935
293	5.039%, 2/25/35, FRN	A2/AAA	299,389
5,961	5.387%, 2/25/36, VRN	NR/BB-	5,594,777
2,687	5.389%, 7/25/35, VRN	Ba1/AAA	2,708,165

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO, VRN,
$1,200	5.172%, 12/12/49	Aaa/AA-	$1,271,919
1,600	5.965%, 8/12/49	NR/AAA	1,726,943
	Morgan Stanley Dean Witter Capital I, CMO,
600	4.74%, 11/13/36	NR/AAA	627,687
19	6.66%, 2/15/33	NR/AAA	18,717
968	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)(g)	C/NR	110,298
	RBSSP Resecuritization Trust, CMO, FRN (a)(d),
2,038	0.541%, 5/26/37	NR/NR	1,905,594
18,794	0.581%, 3/26/37	NR/NR	17,335,688
9,419	0.761%, 9/26/34	NR/NR	8,807,755
13,455	0.761%, 3/26/36	NR/NR	12,772,822
8,250	0.761%, 4/26/37	NR/NR	7,756,797
1,738	Residential Accredit Loans, Inc., 0.47%, 4/25/46, CMO, FRN	Caa2/CCC	805,355
166	Structured Adjustable Rate Mortgage Loan Trust, 2.719%, 2/25/34, CMO, VRN	Aa2/AAA	160,233
4,568	Structured Asset Mortgage Investments, Inc., 0.48%, 5/25/36, CMO, FRN	Caa3/CCC	2,867,415
1,449	Thornburg Mortgage Securities Trust, 0.37%, 11/25/46, CMO, FRN	B2/AAA	1,438,537
	Wachovia Bank Commercial Mortgage Trust, CMO,
440	0.341%, 6/15/20, FRN (a)(d)	Aaa/A+	412,097
700	5.416%, 1/15/45, VRN	Aaa/AA-	748,940
1,300	5.678%, 5/15/46	Aaa/A	1,380,711
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
258	0.57%, 1/25/45	B3/AAA	231,893
2,849	0.62%, 11/25/34	Aa2/AAA	2,251,842
1,445	1.323%, 2/25/46	Caa2/AA	1,178,739
849	Wells Fargo Mortgage-Backed Securities Trust, 2.74%, 3/25/36, CMO, VRN	Caa2/NR	675,720

	Total Mortgage-Backed Securities (cost—$161,780,375)		177,864,108

SENIOR LOANS (a)(c)—0.3%
Automotive—0.2%
6,607	Ford Motor Corp., 3.02%, 12/15/13, Term B1		6,630,962

Healthcare & Hospitals—0.0%
	HCA, Inc.,
370	2.553%, 11/17/13, Term B1		369,298
886	3.553%, 3/31/17, Term B2		896,796

			1,266,094

Paper/Paper Products—0.1%
1,588	Georgia-Pacific Corp., 2.303%, 12/31/12, Term B2		1,593,139

	Total Senior Loans (cost—$9,450,577)		9,490,195

ASSET-BACKED SECURITIES—0.3%
239	ACE Securities Corp., 0.31%, 12/25/36, FRN	B3/B	230,824
47	Asset-Backed Funding Certificates, 0.32%, 1/25/37, FRN	Ba1/A-	46,921
673	Bear Stearns Asset-Backed Securities Trust, 1.26%, 10/25/37, FRN	Caa2/BBB	454,529
435	BNC Mortgage Loan Trust, 0.36%, 5/25/37, FRN	Ba2/B+	405,908
	Conseco Financial Corp.,
335	6.22%, 3/1/30	NR/BBB-	355,042

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

$4,717	6.53%, 2/1/31, VRN	NR/CCC-	$4,518,293
323	JPMorgan Mortgage Acquisition Corp., 0.34%, 3/25/37, FRN	Ba2/BB-	303,840
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	C/NR	2,763
982	MASTR Asset-Backed Securities Trust, 0.34%, 5/25/37, FRN	Ba1/AAA	947,564
366	Merrill Lynch Mortgage Investors, Inc., 0.38%, 2/25/37, FRN	Ca/CCC	218,246
238	Morgan Stanley Mortgage Loan Trust, 0.62%, 4/25/37, FRN	Ca/CCC	118,280
198	Nationstar Home Equity Loan Trust, 0.32%, 6/25/37, FRN	Aa2/AAA	195,187
365	Popular ABS Mortgage Pass Through Trust, 0.35%, 6/25/47, FRN	Caa1/B-	332,997
79	Wells Fargo Home Equity Trust, 0.49%, 10/25/35, FRN	Aaa/AAA	78,570

	Total Asset-Backed Securities (cost—$7,685,215)		8,208,964

Shares

PREFERRED STOCK—0.0%
Capital Markets—0.0%
56,000	Goldman Sachs Group, Inc., 3.75%, Ser. A (n) (cost—$1,400,000)	Baa2/BBB-	1,211,280

CONVERTIBLE PREFERRED STOCK—0.0%
Financial Services—0.0%
700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Baa3/A-	729,750

Insurance—0.0%
9,050	American International Group, Inc., 8.50%, 8/1/11	Baa2/NR	58,373

	Total Convertible Preferred Stock (cost—$1,016,500)		788,123

Principal
Amount
(000s)

SHORT-TERM INVESTMENTS—7.5%
Corporate Notes—4.3%
Banking—1.7%
€2,600	ABN Amro Bank NV, 3.75%, 1/12/12	Aaa/AAA	3,627,709
€2,200	Bank of Scotland PLC, 3.375%, 12/5/11	Aaa/AAA	3,075,452
$42,900	Itau Unibanco S.A., 1.20%, 4/20/11	NR/NR	42,794,809
€2,100	SNS Bank NV, 2.875%, 1/30/12	Aaa/AAA	2,917,457
€500	VTB Capital S.A., 8.25%, 6/30/11	Baa1/BBB	703,069

			53,118,496

Biotechnology—0.1%
$4,200	Amgen, Inc., 0.125%, 2/1/11	A3/A+	4,200,000

Financial Services—2.1%
	Ally Financial, Inc.,
12,430	6.00%, 12/15/11	B3/B	12,731,751
5,500	6.875%, 9/15/11	B3/B	5,651,250
1,592	American Express Travel Related Services Co., Inc., 5.25%, 11/21/11 (a)(d)	A2/BBB+	1,641,404
10,000	Caelus Re Ltd., 6.544%, 6/7/11, FRN (a)(b)(d)(l) (acquisition cost-$9,963,680; purchased 6/20/08-2/9/09)	NR/BB	10,037,850
£4,000	FCE Bank PLC, 7.875%, 2/15/11	Ba2/BB-	6,439,036
	Ford Motor Credit Co. LLC,
$5,700	3.053%, 1/13/12, FRN	Ba2/B+	5,749,875
5,200	7.25%, 10/25/11	Ba2/B+	5,361,143
4,100	9.875%, 8/10/11	Ba2/B+	4,261,228

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

Financial Services (continued)
	$1,399	HSBC Finance Corp., 6.375%, 10/15/11	A3/A	$1,453,555
	2,900	International Lease Finance Corp., 4.95%, 2/1/11	B1/BB+	2,900,000
	700	Mystic Re Ltd., 10.294%, 6/7/11, FRN (a)(b)(d)(l) (acquisition cost-$700,000; purchased 5/23/07)	NR/BB-	714,420
	1,527	Petroleum Export Ltd., 5.265%, 6/15/11 (b)	Ba1/BBB	1,525,093
		Petroleum Export II Ltd.,
	289	6.34%, 6/20/11 (b)	NR/NR	288,489
	1,818	6.34%, 6/20/11 (a)(d)	NR/NR	1,813,285
	5,000	SLM Corp., 5.40%, 10/25/11	Ba1/BBB-	5,125,550

				65,693,929

Insurance—0.1%
	€1,500	American International Group, Inc., 4.00%, 9/20/11	Baa1/A-	2,062,319

Oil & Gas—0.0%
	$25	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB-	25,695

Telecommunications—0.2%
	2,252	AT&T Corp., 7.30%, 11/15/11	A2/A-	2,369,489
	3,500	Telefonica Emisiones s.A.u., 5.984%, 6/20/11	Baa1/A-	3,568,148

				5,937,637

Utilities—0.1%
	1,600	FirstEnergy Corp., 6.45%, 11/15/11	Baa3/BB+	1,662,749
	200	Idaho Power Co., 6.60%, 3/2/11	A2/A-	201,018
	500	PSEG Power LLC, 7.75%, 4/15/11	Baa1/BBB	507,010

				2,370,777

		Total Corporate Notes (cost—$131,956,044)		133,408,853

U.S. Treasury Obligations (i)(m)—2.8%
		U.S. Treasury Bills,
	86,808	0.162%-0.191%, 2/11/11-7/28/11 (cost—$86,779,385)		86,783,027

Sovereign Debt Obligations—0.3%
Brazil—0.3%
BRL	16,584	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, Ser. F	Baa3/NR	9,704,010

Philippines—0.0%
	$900	Philippine Government International Bond, 8.375%, 2/15/11	Ba3/BB	907,875

		Total Sovereign Debt Obligations (cost—$10,526,021)		10,611,885

Repurchase Agreement—0.1%
	4,200	Barclays Capital, Inc., dated 1/31/11, 0.22%, due 2/1/11, proceeds $4,200,026; collateralized by U.S. Treasury Bonds, 6.00%, due 2/15/26, valued at $4,235,495 including accrued interest (cost—$4,200,000)		4,200,000

		Total Short-Term Investments (cost—$233,461,450)		235,003,765

Fixed Income SHares: Series C Schedule of Investments
January 31, 2011 (unaudited)

Contracts/
Notional
Amount			Value*

OPTIONS PURCHASED (j)—0.0%
	Put Options—0.0%
	Euro Bobl (CME),
744	strike price €109.50, expires 2/28/11		$5,100
	Fannie Mae (OTC),
$290,000,000	strike price $84, expires 2/3/11		3

	Total Options Purchased (cost—$33,984)		5,103

	Total Investments before options written (cost—$3,419,202,360) (o)—116.2%		3,641,864,608

OPTIONS WRITTEN (j)—(1.1)%
	Call Options—(0.0)%
	Dow Jones CDX IG-15 5-Year Index,
$396,200,000	strike price $0.80, expires 6/15/11		(981,375)
$39,900,000	strike price $0.80, expires 9/21/11		(115,068)
	iTraxx Europe 14 5-Year Index (OTC),
€800,000	strike price €0.90, expires 3/16/11		(1,816)

			(1,098,259)

	Put Options—(1.1)%
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$1,291,700,000	strike rate 2.25%, expires 9/24/12		(14,736,360)
	3-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$306,900,000	strike rate 2.75%, expires 6/18/12		(3,960,882)
$1,376,100,000	strike rate 3.00%, expires 6/18/12		(14,629,319)
	Dow Jones CDX IG-15 5-Year Index,
$443,500,000	strike price $1.20, expires 6/15/11		(1,086,198)
$39,900,000	strike price $1.20, expires 9/21/11		(190,802)
	iTraxx Europe 14 5-Year Index (OTC),
€18,800,000	strike price €1.60, expires 3/16/11		(10,089)

			(34,613,650)

	Total Options Written (premiums received—$30,441,139)		(35,711,909)

	Total Investments net of options written (cost—$3,388,761,221)	115.1%	3,606,152,699
	Other liabilities in excess of other assets	(15.1)	(472,089,401)

	Net Assets	100.0%	$3,134,063,298

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $542,143,815, representing 17.3% of net assets.

(b) Illiquid.

(c) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2011.

(d) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Delayed-delivery. To be delivered after January 31, 2011.

(f) In default.

(g) Fair-Valued—Securities with an aggregate value of $19,666,366, representing 0.6% of net assets.

(h) Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(i) All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.

(j) Non-income producing.

(k) Subject to Alternative Minimum Tax.

(l) Restricted. The aggregate acquisition cost of such securities is $35,643,728 and the aggregate market value is $35,445,397, representing 1.1% of net assets.

(m) Rates reflect the effective yields at purchase date.

(n) Floating Rate. The rate disclosed reflects the rate in effect on January 31, 2011.

(o) At January 31, 2011, the cost basis of investments for federal income tax purposes was $3,419,314,432. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $272,739,652; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $50,189,476; and net unrealized appreciation for federal income tax purposes was $222,550,176. The difference between book and tax cost was attributable to wash sales.

Glossary:

ABS—Asset-Backed Securities

AUD—Australian Dollar

BRL—Brazilian Real

£—British Pound

CAD—Canadian Dollar

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

€—Euro

FGIC—insured by Financial Guaranty Insurance Co.

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2011.

GO—General Obligation Bond

¥—Japanese Yen

LIBOR—London Inter-Bank Offered Rate

MBIA—insured by Municipal Bond Investors Assurance

MBS—Mortgage-Backed Securities

NPFGC—insured by National Public Finance Guarantee Corp.

NR—Not Rated

OTC—Over the Counter

Q-SBLF—Qualified School Bond Loan Fund

TBA—To Be Announced

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2011.

WR—Withdrawn Rating

Other Investments:
(A) Futures contracts outstanding at January 31, 2011:

			Market		Unrealized
			Value	Expiration	Appreciation
Type		Contracts	(000s)	Date	(Depreciation)

Long:	Euro Bobl 5 yr. Futures	744	—	3/1/11	$(2,232,621)
	Financial Futures Euro—90 day	2,084	$518,786	6/13/11	5,814,912
	Financial Futures Euro—90 day	4,503	1,119,896	9/19/11	11,257,500

					$14,839,791

At January 31, 2011, the Portfolio pledged cash collateral of $95,000 for futures contracts.
(B) Transactions in options written for the three months ended January 31, 2011:

		Notional	Notional
	Contracts	Amount	Amount	Premiums

Options outstanding, October 31, 2010	1,454	$6,521,600,000	€752,600,000	$42,510,383
Options written	—	1,309,100,000	—	5,322,530
Options terminated in closing transactions	(1,454)	(3,936,500,000)	(733,000,000)	(17,391,774)

Options outstanding, January 31, 2011	—	$3,894,200,000	€19,600,000	$30,441,139

€—Euro
(C) Credit default swap agreements:
Buy protection swap agreements outstanding at January 31, 2011 (1):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Made	Value (5)	Received	(Depreciation)

Bank of America:
Dow Jones CDX IG-14 5-Year Index	$29,000	0.77%	6/20/15	(1.00)%	$(310,214)	$(124,159)	$(186,055)
DTE Energy	5,000	0.82%	6/20/16	(0.97)%	(44,936)	—	(44,936)
Credit Suisse First Boston:
Dow Jones CDX IG-14 5-Year Index	11,800	0.77%	6/20/15	(1.00)%	(126,225)	(50,520)	(75,705)
JPMorgan Chase:
Lexmark International	5,000	1.46%	6/20/13	(1.19)%	24,633	—	24,633
Morgan Stanley:
Dow Jones CDX IG-14 5-Year Index	23,400	0.77%	6/20/15	(1.00)%	(250,311)	(100,183)	(150,128)
UBS:
Dow Jones CDX IG-14 5-Year Index	84,000	0.77%	6/20/15	(1.00)%	(898,551)	(359,633)	(538,918)

					$(1,605,604)	$(634,495)	$(971,109)

Sell protection swap agreements outstanding at January 31, 2011 (2):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Received	Value (5)	Paid(Received)	(Depreciation)

Bank of America:
Dow Jones CDX EM-14 Index	$15,500	2.23%	12/20/15	5.00%	$2,000,906	$1,922,000	$78,906
Dow Jones MCDX 5-Year Index	43,000	2.00%	12/20/15	1.00%	(1,576,921)	(2,111,240)	534,319
General Electric	4,000	0.52%	6/20/12	5.00%	273,599	75,672	197,927
Morgan Stanley	1,000	0.52%	3/20/11	1.00%	1,832	(1,068)	2,900
Barclays Bank:
Brazilian Government International Bond	44,000	0.57%	3/20/12	1.00%	268,310	90,126	178,184
China Government International Bond	28,800	0.73%	9/20/15	1.00%	379,733	271,506	108,227
Dow Jones CDX EM-14 Index	26,200	2.23%	12/20/15	5.00%	3,382,177	3,257,200	124,977
Dow Jones CDX EM-14 Index	5,200	2.23%	12/20/15	5.00%	671,272	741,000	(69,728)
BNP Paribas:
China Government International Bond	17,500	0.73%	9/20/15	1.00%	230,741	161,043	69,698
Dow Jones CDX IG-15 5-Year Index	49,400	0.85%	12/20/15	1.00%	403,507	95,343	308,164
General Electric	15,200	0.81%	12/20/13	4.90%	1,858,372	—	1,858,372
Citigroup:
China Government International Bond	6,300	0.73%	9/20/15	1.00%	83,066	58,011	25,055
Dow Jones CDX EM-14 Index	16,900	2.23%	12/20/15	5.00%	2,181,633	2,095,600	86,033
Dow Jones MCDX 5-Year Index	27,000	2.00%	12/20/15	1.00%	(990,160)	(1,298,092)	307,932
El Paso	2,700	1.43%	3/20/14	5.00%	310,618	(133,380)	443,998
United Kingdom Gilt	49,700	0.61%	6/20/15	1.00%	877,174	411,397	465,777
Credit Suisse First Boston:
China Government International Bond	4,700	0.67%	3/20/15	1.00%	67,343	51,098	16,245
United Kingdom Gilt	13,000	0.64%	9/20/15	1.00%	224,472	133,971	90,501
Deutsche Bank:
Berkshire Hathaway	11,900	0.49%	9/20/13	1.10%	207,271	—	207,271
Dow Jones CDX EM-14 Index	5,000	2.23%	12/20/15	5.00%	645,454	620,000	25,454
Dow Jones CDX EM-14 Index	19,200	2.23%	12/20/15	5.00%	2,478,542	2,743,950	(265,408)
Dow Jones MCDX 5-Year Index	6,000	2.00%	12/20/15	1.00%	(219,389)	(278,047)	58,658
France Government Bond	13,500	0.93%	9/20/15	0.25%	(403,418)	(492,309)	88,891
France Government Bond	31,100	0.98%	3/20/16	0.25%	(1,095,875)	(1,104,012)	8,137
General Electric	7,700	0.81%	12/20/13	3.80%	690,241	—	690,241
ING Bank	€28,600	1.23%	6/20/11	1.40%	91,263	—	91,263
Procter & Gamble	$3,000	0.28%	3/20/14	1.27%	97,260	—	97,260
Goldman Sachs:
BP Capital Markets	3,400	0.60%	6/20/15	5.00%	657,027	89,912	567,115
California State Municipal Bond	3,300	2.55%	12/20/18	1.63%	(140,524)	—	(140,524)
California State Municipal Bond	25,000	2.55%	12/20/18	1.65%	(1,039,681)	—	(1,039,681)
Dow Jones CDX HY-9 5-Year Index 35-100%	3,369	0.23%	12/20/12	2.05%	123,648	—	123,648
El Paso	350	1.67%	9/20/14	5.00%	42,821	(27,125)	69,946
France Government Bond	25,900	0.98%	3/20/16	0.25%	(912,642)	(866,475)	(46,167)
HSBC Bank:
Brazilian Government International Bond	18,100	0.57%	3/20/12	1.00%	110,373	40,787	69,586
China Government International Bond	6,200	0.73%	9/20/15	1.00%	81,748	57,090	24,658
JPMorgan Chase:
American Express	2,800	0.49%	3/20/14	2.75%	204,957	—	204,957
BP Capital Markets	600	0.60%	6/20/15	5.00%	115,946	6,025	109,921
China Government International Bond	22,000	0.67%	3/20/15	1.00%	315,221	254,939	60,282
France Government Bond	17,500	0.93%	9/20/15	0.25%	(522,950)	(613,195)	90,245
General Electric	2,500	0.36%	6/20/11	1.00%	9,183	6,012	3,171
Petrobras International	37,000	0.88%	9/20/11	1.00%	72,193	(133,578)	205,771
Merrill Lynch:
American International Group	4,000	0.75%	12/20/12	0.90%	15,256	—	15,256
JPMorgan Chase	3,000	0.23%	9/20/12	0.39%	9,114	—	9,114
SLM	1,800	1.35%	12/20/12	2.90%	58,933	—	58,933
Morgan Stanley:
China Government International Bond	17,200	0.73%	9/20/15	1.00%	226,785	137,395	89,390
ConocoPhillips	4,700	0.11%	3/20/11	0.23%	2,027	—	2,027
Dow Jones CDX HY-15 5-Year Index	45,800	4.15%	12/20/15	5.00%	1,898,803	1,545,750	353,053
Dow Jones CDX IG-15 5-Year Index	218,400	0.85%	12/20/15	1.00%	1,783,925	(509,472)	2,293,397
Dow Jones MCDX 5-Year Index	25,000	2.00%	12/20/15	1.00%	(916,814)	(1,275,728)	358,914
Royal Bank of Scotland:
China Government International Bond	41,500	0.73%	9/20/15	1.00%	547,184	379,144	168,040
UBS:
SLM	5,000	1.35%	12/20/12	5.00%	371,762	135,674	236,088

					$16,253,318	$6,536,924	$9,716,394

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(D) Interest rate swap agreements outstanding at January 31, 2011:

	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Bank of America	€27,000	3/16/21	6-Month EUR-LIBOR	3.00%	$(1,502,368)	$891,810	$(2,394,178)
Barclays Bank	BRL 472,500	1/2/12	BRL-CDI-Compounded	11.65%	6,977,244	(387,938)	7,365,182
Barclays Bank	BRL 169,900	1/2/12	BRL-CDI-Compounded	11.67%	2,612,036	1,379,581	1,232,455
Barclays Bank	MXN 91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	161,547	3,208	158,339
Citigroup	$78,100	6/15/31	4.00%	3-Month USD-LIBOR	3,174,755	2,874,080	300,675
Deutsche Bank	98,500	12/16/11	3-Month USD-LIBOR	3.00%	2,552,917	2,128,585	424,332
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	(5,646,069)	(2,459,890)	(3,186,179)
Deutsche Bank	€31,000	3/16/21	6-Month EUR-LIBOR	3.00%	(1,724,941)	1,061,853	(2,786,794)
Goldman Sachs	BRL 281,400	1/2/12	BRL-CDI-Compounded	10.72%	870,308	20,342	849,966
Goldman Sachs	BRL 53,500	1/2/12	BRL-CDI-Compounded	11.67%	822,507	264,164	558,343
HSBC Bank	BRL 100,000	1/2/12	BRL-CDI-Compounded	10.61%	142,341	(135,865)	278,206
HSBC Bank	BRL 171,900	1/2/12	BRL-CDI-Compounded	11.67%	2,642,784	1,337,006	1,305,778
HSBC Bank	BRL 139,100	1/2/14	BRL-CDI-Compounded	12.12%	162,937	139,894	23,043
HSBC Bank	BRL 56,200	1/2/14	BRL-CDI-Compounded	12.12%	65,831	220,378	(154,547)
JPMorgan Chase	BRL 46,900	1/2/12	BRL-CDI-Compounded	11.65%	692,556	(31,399)	723,955
JPMorgan Chase	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	340,974	74,053	266,921
Merrill Lynch	BRL 200,000	1/2/14	BRL-CDI-Compounded	12.31%	9,632	—	9,632
Royal Bank of Scotland	$110,900	6/15/31	4.00%	3-Month USD-LIBOR	4,508,071	4,103,300	404,771

					$16,863,062	$11,483,162	$5,379,900

AUD—Australian Dollar

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

EUR/€—Euro

LIBOR—London Inter-Bank Offered Rate

MXN—Mexican Peso

TIIE—Inter-Bank Equilibrium Interest Rate
(E) Forward foreign currency contracts outstanding at January 31, 2011:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	January 31, 2011	(Depreciation)

Purchased:
32,785,000 Australian Dollar settling 4/29/11	UBS	$32,034,879	$32,336,955	$302,076
281,075,430 Brazilian Real settling 2/2/11	HSBC Bank	166,307,840	167,971,692	1,663,852
54,888,000 Canadian Dollar settling 2/17/11	Deutsche Bank	54,496,714	54,856,418	359,704
92,818,812 Canadian Dollar settling 2/2/11	HSBC Bank	93,200,000	92,793,725	(406,275)
92,819,000 Canadian Dollar settling 2/17/11	Royal Bank of Scotland	93,444,894	92,765,594	(679,300)
511,455,000 Chilean Peso settling 6/3/11	JPMorgan Chase	1,039,648	1,047,513	7,865
365,537,400 Chinese Yuan Renminbi settling 9/14/11	Barclays Bank	55,600,000	55,522,209	(77,791)
97,545,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	15,143,317	14,836,796	(306,521)
434,965,070 Chinese Yuan Renminbi settling 11/15/11	Citigroup	67,191,468	66,159,086	(1,032,382)
405,073,050 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	62,520,921	61,820,939	(699,982)
832,936,500 Chinese Yuan Renminbi settling 6/15/11	HSBC Bank	127,800,000	126,260,723	(1,539,277)
80,000,000 Chinese Yuan Renminbi settling 11/15/11	HSBC Bank	12,460,089	12,168,165	(291,924)
185,147,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	28,825,627	28,161,242	(664,385)
1,290,624,515 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	198,225,163	196,970,939	(1,254,224)
19,791,480 Chinese Yuan Renminbi settling 11/15/11	Royal Bank of Scotland	3,058,489	3,010,325	(48,164)
225,700,000 Indian Rupee settling 3/9/11	BNP Paribas	5,000,000	4,883,608	(116,392)
901,600,000 Indian Rupee settling 3/9/11	Citigroup	20,000,000	19,508,466	(491,534)
1,866,933,000 Japanese Yen settling 4/14/11	Royal Bank of Scotland	22,418,862	22,799,849	380,987
55,100,000 Malaysian Ringgit settling 2/7/11	Barclays Bank	18,011,245	17,992,844	(18,401)
55,100,000 Malaysian Ringgit settling 8/11/11	Barclays Bank	17,832,691	17,774,692	(57,999)
106,640,000 Malaysian Ringgit settling 2/7/11	Citigroup	34,858,787	34,823,174	(35,613)
106,640,000 Malaysian Ringgit settling 8/11/11	Citigroup	34,565,231	34,400,965	(164,266)
30,858,000 Malaysian Ringgit settling 2/7/11	HSBC Bank	10,086,951	10,076,646	(10,305)
30,858,000 Malaysian Ringgit settling 8/11/11	HSBC Bank	10,026,970	9,954,473	(72,497)
210,698,000 Malaysian Ringgit settling 2/7/11	JPMorgan Chase	68,000,000	68,803,198	803,198
18,100,000 Malaysian Ringgit settling 8/11/11	JPMorgan Chase	5,873,763	5,838,874	(34,889)
330,111,098 Mexican Peso settling 2/22/11	Barclays Bank	25,577,660	27,094,105	1,516,445
569,880,194 Mexican Peso settling 2/22/11	Citigroup	43,873,662	46,773,326	2,899,664
2,935,728,978 Mexican Peso settling 7/7/11	Citigroup	239,128,191	238,316,897	(811,294)
15,427,581 Mexican Peso settling 2/22/11	Deutsche Bank	1,196,650	1,266,230	69,580
2,760,000 Mexican Peso settling 2/22/11	JPMorgan Chase	223,320	226,529	3,209
2,023,232,200 Mexican Peso settling 2/22/11	Morgan Stanley	159,200,000	166,058,236	6,858,236
542,395,500 Mexican Peso settling 2/22/11	Royal Bank of Scotland	41,900,000	44,517,500	2,617,500
81,900,036 Mexican Peso settling 7/7/11	UBS	6,596,330	6,648,489	52,159
628,614,000 Norwegian Krone settling 2/7/11	Citigroup	106,474,364	108,805,926	2,331,562
1,442,448,000 Philippines Peso settling 6/15/11	Barclays Bank	32,400,000	32,314,477	(85,523)
1,649,149,500 Philippines Peso settling 11/15/11	Barclays Bank	37,165,308	36,642,146	(523,162)
1,478,469,800 Philippines Peso settling 2/7/11	Citigroup	33,980,000	33,369,799	(610,201)
526,700,000 Philippines Peso settling 11/15/11	Citigroup	11,881,344	11,702,650	(178,694)
422,579,200 Philippines Peso settling 2/7/11	Deutsche Bank	9,710,000	9,537,823	(172,177)
274,800,500 Philippines Peso settling 2/7/11	UBS	6,310,000	6,202,384	(107,616)
137,203,410,000 South Korean Won settling 5/9/11	JPMorgan Chase	118,398,608	121,628,837	3,230,229
367,000 Taiwan Dollar settling 4/6/11	Bank of America	12,065	12,656	591
5,294,423 Taiwan Dollar settling 4/6/11	Deutsche Bank	178,010	182,574	4,564
377,424 Taiwan Dollar settling 4/6/11	JPMorgan Chase	12,473	13,015	542

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	January 31, 2011	(Depreciation)

Sold:
104,873,800 Brazilian Real settling 2/2/11	Citigroup	60,589,173	62,672,961	(2,083,788)
42,442,700 Brazilian Real settling 3/2/11	Citigroup	24,887,241	25,196,770	(309,529)
37,998,290 Brazilian Real settling 2/2/11	HSBC Bank	21,806,766	22,707,915	(901,149)
209,779,439 Brazilian Real settling 3/2/11	HSBC Bank	123,254,664	124,538,834	(1,284,170)
71,295,991 Brazilian Real settling 4/4/11	HSBC Bank	41,801,121	42,029,057	(227,936)
8,850,442 Brazilian Real settling 2/2/11	JPMorgan Chase	5,024,093	5,289,056	(264,963)
129,352,898 Brazilian Real settling 2/2/11	Royal Bank of Scotland	74,464,854	77,301,759	(2,836,905)
9,949,000 British Pound settling 3/21/11	Barclays Bank	15,514,660	15,930,026	(415,366)
9,948,000 British Pound settling 3/21/11	Deutsche Bank	15,516,025	15,928,425	(412,400)
6,632,000 British Pound settling 3/21/11	Royal Bank of Scotland	10,367,507	10,618,950	(251,443)
92,818,812 Canadian Dollar settling 2/2/11	Royal Bank of Scotland	93,472,747	92,793,725	679,022
351,264,000 Euro settling 2/28/11	Royal Bank of Scotland	474,012,854	481,413,067	(7,400,213)
528,000 Euro settling 4/19/11	Royal Bank of Scotland	719,987	723,192	(3,205)
3,625,830 Indian Rupee settling 3/9/11	Barclays Bank	78,000	78,454	(454)
1,760,620 Indian Rupee settling 3/9/11	HSBC Bank	37,936	38,096	(160)
1,823,419 Indian Rupee settling 3/9/11	JPMorgan Chase	39,391	39,454	(63)
2,076,672 Indian Rupee settling 3/9/11	UBS	44,806	44,934	(128)
55,100,000 Malaysian Ringgit settling 2/7/11	Barclays Bank	17,959,165	17,992,844	(33,679)
106,640,000 Malaysian Ringgit settling 2/7/11	Citigroup	34,817,341	34,823,174	(5,833)
30,858,000 Malaysian Ringgit settling 2/7/11	HSBC Bank	10,100,818	10,076,646	24,172
210,698,000 Malaysian Ringgit settling 2/7/11	JPMorgan Chase	68,870,083	68,803,198	66,885
2,935,728,978 Mexican Peso settling 2/22/11	Citigroup	241,916,473	240,952,065	964,408
81,900,036 Mexican Peso settling 2/22/11	UBS	6,676,180	6,722,004	(45,824)
1,649,149,500 Philippines Peso settling 2/7/11	Barclays Bank	37,249,934	37,222,125	27,809
526,700,000 Philippines Peso settling 2/7/11	Citigroup	11,897,448	11,887,881	9,567
334,010 Singapore Dollar settling 3/9/11	Citigroup	249,016	260,959	(11,943)

				$(2,106,113)

At January 31, 2011, the Portfolio held $39,140,000 in cash as collateral for derivatives.
Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

Fixed Income SHares: Series H Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

MUNICIPAL BONDS—90.7%
Arizona—2.4%
$100	Apache Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	Baa3/BBB-	$98,356
100	Pima Cnty. Industrial Dev. Auth. Rev., Choice Education and Dev. Corp. Project, 6.375%, 6/1/36	NR/NR	77,263

			175,619

California—9.9%
100	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev., Sharp Healthcare, 6.25%, 8/1/39	A2/A	98,560
250	City & Cnty. of San Francisco Airports Commission Rev., 4.90%, 5/1/29, Ser. A	A1/A	231,202
100	Health Facs. Financing Auth. Rev., Children’s Hospital of Los Angeles, 5.25%, 7/1/38, (AGM)	Aa3/AA+	88,537
100	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA-	93,942
200	State Department of Water Res. Rev., 5.00%, 5/1/16, Ser. L	Aa3/AA-	224,634

			736,875

Colorado—5.5%
200	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	A1/A+	177,682
250	Regional Transportation Dist. Rev., Denver Transportation Partners, 6.00%, 1/15/34	Baa3/NR	229,625

			407,307

Delaware—1.3%
100	State Economic Dev. Auth. Rev., Delmarva Power & Light Co., 5.40%, 2/1/31	Baa2/BBB+	93,286

Florida—1.0%
100	Sarasota Cnty. Health Facs. Auth. Rev., Sarasota-Manatee Jewish Housing Council, Inc. Project, 5.75%, 7/1/37	NR/NR	77,193

Georgia—1.2%
100	DeKalb Cnty. Hospital Auth. Rev., DeKalb Medical Center, Inc. Project, 6.125%, 9/1/40	NR/NR	92,875

Hawaii—1.2%
100	State Airport Rev., 5.00%, 7/1/34, Ser. A	A2/A-	90,045

Illinois—11.4%
250	Finance Auth. Rev. OSF Healthcare Systems, 6.00%, 5/15/39, Ser. A	A3/A	232,975
100	Finance Auth. Rev., DeKalb Supportive Living, 6.10%, 12/1/41 (c)	NR/NR	71,620
500	State Rev., 5.00%, 6/15/16	NR/AAA	541,730

			846,325

Indiana—3.9%
250	Finance Auth. Rev., Indiana Historical Society, 5.00%, 7/1/40	A3/NR	209,028
100	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.70%, 9/1/37 (a)(b)	NR/NR	84,405

			293,433

Fixed Income SHares: Series H Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Iowa—0.9%
$100	Finance Auth. Rev., Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	NR/NR	$63,015

Kansas—1.5%
150	Manhattan Rev., Meadowlark Hills Retirement, 5.00%, 5/15/36, Ser. A	NR/NR	109,352

Maine—1.3%
100	Portland Airport Rev., 5.00%, 1/1/40, (AGM)	Aa3/AA+	94,594

Maryland—5.3%
250	Economic Dev. Corp. Rev., CNX Marine Terminals, Inc., 5.75%, 9/1/25	NR/BB	232,492
	Health & Higher Educational Facs. Auth. Rev.,
100	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	69,139
100	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB-	91,923

			393,554

Massachusetts—2.9%
250	Health & Educational Facs. Auth. Rev., Lowell General Hospital, 5.125%, 7/1/35, Ser. C	Baa1/BBB+	218,958

Michigan—2.4%
100	Detroit, GO, 5.25%, 11/1/35	Aa3/AA	95,592
100	Tobacco Settlement Finance Auth. Rev., 5.125%, 6/1/22, Ser. A	NR/BBB	80,238

			175,830

Minnesota—2.7%
200	Higher Education Facs. Auth. Rev., Gustavus Adolphus College, 4.00%, 10/1/19, Ser. B	A3/NR	201,596

Missouri—0.5%
100	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/25, Ser. B (c)	NR/NR	36,500

New Mexico—1.0%
100	Otero Cnty. Jail Rev., 6.00%, 4/1/28	NR/NR	76,367

New York—6.1%
250	Liberty Dev. Corp. Rev., 5.125%, 1/15/44	NR/AA	229,422
250	State Dormitory Auth. Rev., St. Francis College, 5.00%, 10/1/40	NR/A-	227,270

			456,692

North Carolina—3.1%
100	Medical Care Commission Rev., Galloway Ridge Project, 6.00%, 1/1/39, Ser. A	NR/NR	89,251
150	Ports Auth. Rev., 5.25%, 2/1/40, Ser. A	A3/NR	144,806

			234,057

Ohio—5.1%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
100	5.875%, 6/1/30	Baa3/BB-	71,243
475	5.875%, 6/1/47	Baa3/BB-	311,505

			382,748

Fixed Income SHares: Series H Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Oregon—1.9%
$150	State Facs. Auth. Rev., Concordia Univ. Project, 6.375%, 9/1/40, Ser. A	NR/BB+	$144,552

Pennsylvania—5.4%
100	Allegheny Cnty. Hospital Dev. Auth. Rev., West Penn Allegheny Health System, 5.375%, 11/15/40, Ser. A	B1/BB-	66,923
100	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	A2/A	97,826
250	Delaware River Port Auth. Rev., 5.00%, 1/1/40, Ser. D	A3/A-	240,745

			405,494

Puerto Rico—3.1%
250	Sales Tax Financing Corp. Rev., 5.375%, 8/1/38, Ser. C	A1/A+	230,658

Tennessee—3.1%
100	Rutherford Cnty. Health & Educational Facs. Board Rev., Ascension Health Group, 5.00%, 11/15/40	Aa1/AA	89,312
150	Tennessee Energy Acquisition Corp. Rev., 5.00%, 2/1/25, Ser. C	Baa3/BBB	140,332

			229,644

Texas—2.8%
100	North Texas Tollway Auth. Rev., 5.75%, 1/1/33, Ser. F	A3/BBB+	94,755
100	Texas A&M Univ. Rev., 5.00%, 5/15/16, Ser. B	Aaa/AA+	113,998

			208,753

Utah—2.2%
100	Spanish Fork City Rev., American Leadership Academy, 5.55%, 11/15/21 (a)(b)	NR/NR	88,445
100	Utah Cnty., Lincoln Academy Charter School, GO, 5.875%, 6/15/37, Ser. A (a)(b)	NR/NR	77,051

			165,496

Virginia—0.5%
100	Lewistown Commerce Center Community Dev. Auth. Rev., 6.05%, 3/1/27	NR/NR	34,484

Wisconsin—1.1%
100	Milwaukee Redev. Auth. Rev., Academy of Learning, 5.65%, 8/1/37, Ser. A	NR/NR	78,178

	Total Municipal Bonds (cost—$7,552,591)		6,753,480

Shares
MONEY MARKET FUND—8.4%
624,000	SSgA Tax Free Money Market Fund (cost—$624,000)		624,000

	Total Investments (cost—$8,176,591) (d)	99.1%	7,377,480
	Other assets less liabilities	0.9	65,707

	Net Assets	100.0%	$7,443,187

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $249,901, representing 3.4% of net assets.

(b)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Subject to Alternative Minimum Tax.

(d)	At January 31, 2011, the cost basis of investments for federal income tax purposes was $8,176,591. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $7,438; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $806,549; and net unrealized depreciation for federal income tax purposes was $799,111.
Glossary:

AGM—insured by Assured Guaranty Municipal Corp.

AMBAC—insured by American Municipal Bond Assurance Corp.

GO—General Obligation Bond

NR—Not Rated

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

U.S. GOVERNMENT AGENCY SECURITIES—52.1%
		Fannie Mae—49.5%
$6,100		0.46%, 10/27/37, CMO, FRN	Aaa/AAA	$6,091,228
58		0.731%, 8/25/21, CMO, FRN	Aaa/AAA	58,282
2,177		1.925%, 1/1/34, FRN, MBS	Aaa/AAA	2,235,962
615		1.995%, 1/1/22, FRN, MBS	Aaa/AAA	624,341
1,194		2.032%, 1/1/20, FRN, MBS	Aaa/AAA	1,229,107
236		2.048%, 5/1/34, FRN, MBS	Aaa/AAA	244,258
17		2.225%, 11/1/32, FRN, MBS	Aaa/AAA	17,173
499		2.229%, 5/1/28, FRN, MBS	Aaa/AAA	515,913
34		2.275%, 10/1/32, FRN, MBS	Aaa/AAA	35,926
94		2.345%, 9/1/27, FRN, MBS	Aaa/AAA	98,434
187		2.37%, 12/1/34, FRN, MBS	Aaa/AAA	195,888
481		2.371%, 1/1/33, FRN, MBS	Aaa/AAA	497,955
146		2.404%, 1/1/33, FRN, MBS	Aaa/AAA	152,740
413		2.417%, 9/1/32, FRN, MBS	Aaa/AAA	432,697
2,403		2.482%, 11/1/35, FRN, MBS	Aaa/AAA	2,523,536
280		2.501%, 5/1/33, FRN, MBS	Aaa/AAA	293,200
353		2.547%, 9/1/35, FRN, MBS	Aaa/AAA	371,437
394		2.58%, 2/1/33, FRN, MBS	Aaa/AAA	407,778
238		2.665%, 12/1/32, FRN, MBS	Aaa/AAA	250,224
603		2.718%, 4/1/35, FRN, MBS	Aaa/AAA	629,836
21		2.783%, 9/1/32, FRN, MBS	Aaa/AAA	20,877
33		2.904%, 5/1/17, FRN, MBS	Aaa/AAA	33,055
62		2.926%, 5/1/18, FRN, MBS	Aaa/AAA	63,776
42		2.935%, 6/1/20, FRN, MBS	Aaa/AAA	43,235
47		2.941%, 1/1/18, FRN, MBS	Aaa/AAA	47,238
197		3.002%, 10/1/34, FRN, MBS	Aaa/AAA	207,188
29		3.994%, 3/25/41, CMO, FRN	Aaa/AAA	30,220
2,559		4.00%, 11/25/19, CMO	Aaa/AAA	2,695,285
938		4.00%, 9/1/39, MBS	Aaa/AAA	930,090
1,929		4.00%, 11/1/39, MBS	Aaa/AAA	1,914,057
1,092,000		4.00%, MBS, TBA (d)	Aaa/AAA	1,082,224,648
26		4.331%, 5/25/42, CMO, FRN	Aaa/AAA	27,064
8,500		4.50%, 11/25/26, CMO	Aaa/AAA	8,995,539
3,057		4.50%, 10/25/34, CMO	Aaa/AAA	3,033,856
18		4.50%, 2/1/38, MBS	Aaa/AAA	18,814
590		4.50%, 3/1/38, MBS	Aaa/AAA	603,285
887		4.50%, 11/1/39, MBS	Aaa/AAA	907,217
408,000		4.50%, MBS, TBA (d)	Aaa/AAA	416,139,960
11,600		4.875%, 12/15/16 (d)	Aaa/AAA	13,011,233
1,148		5.00%, 9/25/14, CMO	Aaa/AAA	1,223,375
133		5.00%, 9/1/17, MBS	Aaa/AAA	141,152
130		5.00%, 6/1/18, MBS	Aaa/AAA	138,303
12		5.00%, 9/1/18, MBS	Aaa/AAA	13,031
852		5.00%, 7/25/20, CMO	Aaa/AAA	865,108
489		5.00%, 4/1/23, MBS	Aaa/AAA	519,785
—	(g)	5.00%, 11/1/33, MBS	Aaa/AAA	32
758		5.50%, 2/25/24, CMO	Aaa/AAA	834,327
11,000		5.50%, MBS, TBA (d)	Aaa/AAA	11,759,693
12		6.00%, 8/1/22, MBS	Aaa/AAA	12,701
14		6.00%, 9/1/22, MBS	Aaa/AAA	15,504

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

		Fannie Mae (continued)
$206		6.00%, 8/1/23, MBS	Aaa/AAA	$224,099
357		6.00%, 12/1/23, MBS	Aaa/AAA	388,908
46		6.50%, 1/1/25, MBS	Aaa/AAA	51,209
154		6.50%, 7/18/27, CMO	Aaa/AAA	171,292
33		6.50%, 12/1/28, MBS	Aaa/AAA	37,280
226		7.00%, 11/1/38, MBS	Aaa/AAA	255,664
112		7.01%, 8/1/22, MBS	Aaa/AAA	125,874
52		7.01%, 11/1/22, MBS	Aaa/AAA	58,819
7		7.925%, 2/1/25, FRN, MBS	Aaa/AAA	7,429
149		11.00%, 7/15/20, MBS	Aaa/AAA	171,671

				1,564,867,808

		Freddie Mac—1.0%
93		0.711%, 8/15/29, CMO, FRN	Aaa/AAA	93,037
55		0.711%, 12/15/31, CMO, FRN	Aaa/AAA	55,415
15		0.761%, 9/15/30, CMO, FRN	Aaa/AAA	15,181
23		0.811%, 3/15/32, CMO, FRN	Aaa/AAA	22,871
59		0.963%, 3/15/20, CMO, FRN	Aaa/AAA	58,564
223		0.963%, 2/15/24, CMO, FRN	Aaa/AAA	223,825
11		1.013%, 10/15/19, CMO, FRN	Aaa/AAA	10,696
99		1.263%, 12/15/13, CMO, FRN	Aaa/AAA	99,217
92		1.463%, 9/15/22, CMO, FRN	Aaa/AAA	92,464
25		1.663%, 8/15/23, CMO, FRN	Aaa/AAA	25,286
5,845		2.232%, 6/1/35, FRN, MBS	Aaa/AAA	6,074,185
107		2.50%, 1/1/32, FRN, MBS	Aaa/AAA	111,780
237		2.50%, 10/1/32, FRN, MBS	Aaa/AAA	248,724
40		2.513%, 8/1/29, FRN, MBS	Aaa/AAA	42,402
304		2.53%, 3/1/32, FRN, MBS	Aaa/AAA	319,214
265		2.561%, 2/1/29, FRN, MBS	Aaa/AAA	277,988
154		2.578%, 2/1/33, FRN, MBS	Aaa/AAA	161,190
162		2.584%, 4/1/32, FRN, MBS	Aaa/AAA	168,995
11		2.598%, 1/1/33, FRN, MBS	Aaa/AAA	11,247
618		2.604%, 5/1/34, FRN, MBS	Aaa/AAA	647,081
20		2.723%, 7/1/29, FRN, MBS	Aaa/AAA	20,708
1,588		2.739%, 10/1/35, FRN, MBS	Aaa/AAA	1,671,104
102		2.75%, 10/1/32, FRN, MBS	Aaa/AAA	103,394
16		2.946%, 7/1/32, FRN, MBS	Aaa/AAA	16,514
23		3.10%, 8/1/32, FRN, MBS	Aaa/AAA	24,176
142		3.324%, 8/1/32, FRN, MBS	Aaa/AAA	142,497
7,300		3.75%, 3/27/19 (d)	Aaa/AAA	7,555,850
45		4.50%, 5/15/18, CMO	Aaa/AAA	48,130
2,473		5.50%, 3/15/34, CMO	Aaa/AAA	2,697,286
2,800		5.50%, 4/15/35, CMO	Aaa/AAA	3,027,959
3,472		5.50%, 5/15/36, CMO	Aaa/AAA	3,794,978
56		6.00%, 8/15/16, CMO	Aaa/AAA	59,896
1,578		6.00%, 12/15/28, CMO	Aaa/AAA	1,710,452
95		6.50%, 8/15/16, CMO	Aaa/AAA	101,557
26		6.50%, 12/15/23, CMO	Aaa/AAA	28,467
574		6.50%, 7/15/31, CMO	Aaa/AAA	662,012
22		7.00%, 4/1/29, MBS	Aaa/AAA	25,245
1		7.00%, 12/1/29, MBS	Aaa/AAA	1,291
—	(g)	7.00%, 1/1/30, MBS	Aaa/AAA	85

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

	Freddie Mac (continued)
$14	7.00%, 2/1/30, MBS	Aaa/AAA	$16,039
20	7.00%, 3/1/30, MBS	Aaa/AAA	22,473
2	7.00%, 6/1/30, MBS	Aaa/AAA	2,469
145	7.50%, 8/15/30, CMO	Aaa/AAA	163,934

			30,655,878

	Ginnie Mae—0.1%
31	0.611%, 6/20/32, CMO, FRN	Aaa/AAA	31,301
7	2.625%, 8/20/17, FRN, MBS	Aaa/AAA	6,851
4	2.625%, 7/20/21, FRN, MBS	Aaa/AAA	4,235
9	2.625%, 8/20/21, FRN, MBS	Aaa/AAA	9,060
14	2.625%, 9/20/21, FRN, MBS	Aaa/AAA	14,869
1,125	2.625%, 8/20/23, FRN, MBS	Aaa/AAA	1,164,342
3	2.625%, 8/20/25, FRN, MBS	Aaa/AAA	3,566
12	2.625%, 9/20/25, FRN, MBS	Aaa/AAA	12,213
8	2.625%, 8/20/26, FRN, MBS	Aaa/AAA	8,007
6	2.625%, 7/20/27, FRN, MBS	Aaa/AAA	6,531
9	2.625%, 9/20/27, FRN, MBS	Aaa/AAA	9,517
60	2.625%, 8/20/28, FRN, MBS	Aaa/AAA	61,867
24	2.625%, 7/20/29, FRN, MBS	Aaa/AAA	25,149
17	2.75%, 3/20/30, FRN, MBS	Aaa/AAA	17,635
68	3.00%, 8/20/25, FRN, MBS	Aaa/AAA	70,195
100	3.125%, 11/20/23, FRN, MBS	Aaa/AAA	103,314
10	3.125%, 10/20/25, FRN, MBS	Aaa/AAA	10,568
7	3.125%, 11/20/25, FRN, MBS	Aaa/AAA	7,340
7	3.125%, 10/20/26, FRN, MBS	Aaa/AAA	7,331
19	3.125%, 10/20/27, FRN, MBS	Aaa/AAA	19,489
343	3.25%, 1/20/28, FRN, MBS	Aaa/AAA	355,765
37	3.25%, 2/20/28, FRN, MBS	Aaa/AAA	38,552
102	3.25%, 1/20/30, FRN, MBS	Aaa/AAA	106,100
161	3.375%, 3/20/17, FRN, MBS	Aaa/AAA	166,879
8	3.375%, 1/20/18, FRN, MBS	Aaa/AAA	8,606
54	3.375%, 5/20/18, FRN, MBS	Aaa/AAA	56,373
39	3.375%, 4/20/19, FRN, MBS	Aaa/AAA	40,360
9	3.375%, 5/20/19, FRN, MBS	Aaa/AAA	9,586
11	3.375%, 6/20/21, FRN, MBS	Aaa/AAA	11,403
25	3.375%, 1/20/22, FRN, MBS	Aaa/AAA	25,594
560	3.375%, 2/20/22, FRN, MBS	Aaa/AAA	581,737
26	3.375%, 4/20/22, FRN, MBS	Aaa/AAA	27,039
14	3.375%, 5/20/22, FRN, MBS	Aaa/AAA	14,785
16	3.375%, 2/20/23, FRN, MBS	Aaa/AAA	17,204
22	3.375%, 3/20/23, FRN, MBS	Aaa/AAA	22,993
23	3.375%, 4/20/23, FRN, MBS	Aaa/AAA	24,059
135	3.375%, 4/20/24, FRN, MBS	Aaa/AAA	140,264
8	3.375%, 5/20/24, FRN, MBS	Aaa/AAA	8,111
2	3.375%, 4/20/25, FRN, MBS	Aaa/AAA	2,515
11	3.375%, 5/20/25, FRN, MBS	Aaa/AAA	11,799
19	3.375%, 6/20/25, FRN, MBS	Aaa/AAA	19,566
9	3.375%, 1/20/26, FRN, MBS	Aaa/AAA	9,680
12	3.375%, 6/20/26, FRN, MBS	Aaa/AAA	12,235
5	3.375%, 1/20/27, FRN, MBS	Aaa/AAA	5,732

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

		Ginnie Mae (continued)
$57		3.375%, 2/20/27, FRN, MBS	Aaa/AAA	$59,386
15		3.375%, 4/20/27, FRN, MBS	Aaa/AAA	15,243
36		3.375%, 6/20/27, FRN, MBS	Aaa/AAA	37,710
25		3.375%, 2/20/28, FRN, MBS	Aaa/AAA	25,701
64		3.375%, 3/20/28, FRN, MBS	Aaa/AAA	66,410
27		3.375%, 4/20/28, FRN, MBS	Aaa/AAA	28,090
16		3.375%, 4/20/29, FRN, MBS	Aaa/AAA	16,467
27		3.375%, 6/20/29, FRN, MBS	Aaa/AAA	27,665
22		3.375%, 5/20/30, FRN, MBS	Aaa/AAA	23,080
18		3.375%, 5/20/32, FRN, MBS	Aaa/AAA	18,252
26		3.375%, 6/20/32, FRN, MBS	Aaa/AAA	27,109
4		3.50%, 7/20/20, FRN, MBS	Aaa/AAA	3,778
58		3.50%, 3/20/31, FRN, MBS	Aaa/AAA	60,257
34		3.50%, 3/20/32, FRN, MBS	Aaa/AAA	34,972
52		3.875%, 6/20/22, FRN, MBS	Aaa/AAA	54,200
5		4.50%, 8/20/18, FRN, MBS	Aaa/AAA	5,288
6		5.00%, 2/20/29, CMO	Aaa/AAA	6,099
3		6.50%, 5/15/23, MBS	Aaa/AAA	2,865
—	(g)	6.50%, 12/15/23, MBS	Aaa/AAA	287

				3,823,176

		Other Government Agencies—1.5%
18,080		SLM Student Loan Trust, 1.803%, 4/25/23, ABS, FRN	Aaa/AAA	18,697,319
26,091		Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	Aaa/AAA	27,989,801
1,281		Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	Aaa/AAA	1,355,209

				48,042,329

		Total U.S. Government Agency Securities (cost—$1,641,315,246)		1,647,389,191

CORPORATE BONDS & NOTES—48.1%
Banking—11.6%
47,900		ABN Amro Bank NV, 2.074%, 1/30/14, FRN (a)(c)(d)	Aa3/A	47,989,622
7,000		Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(c)	Aaa/AAA	7,299,306
		American Express Bank FSB,
10,000		0.39%, 5/29/12, FRN	A2/BBB+	9,977,610
1,700		5.50%, 4/16/13	A2/BBB+	1,829,300
22,550		5.55%, 10/17/12	A2/BBB+	24,090,390
17,300		6.00%, 9/13/17	A2/BBB+	19,387,210
24,600		American Express Centurion Bank, 6.00%, 9/13/17	A2/BBB+	27,552,738
2,600		ANZ National International Ltd., 6.20%, 7/19/13 (a)(c)	Aa2/AA	2,868,213
1,100		Banco Santander Chile, 1.553%, 4/20/12, FRN (a)(c)	Aa3/A+	1,100,052
15,680		Bank of Nova Scotia, 1.65%, 10/29/15 (a)(c)	Aaa/NR	15,080,836
		Barclays Bank PLC,
6,400		5.00%, 9/22/16	Aa3/AA-	6,796,090
45,800		5.45%, 9/12/12	Aa3/AA-	48,844,921
5,000		5.926%, 12/15/16 (a)(c)(h)	Baa2/A-	4,550,000
1,900		Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(c)	Aaa/AAA	1,979,065
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(c),
1,600		3.20%, 3/11/15	Aaa/AAA	1,635,245
36,900		4.75%, 1/15/20	Aaa/AAA	38,091,538
5,000		Credit Suisse, 5.50%, 5/1/14	Aa1/A+	5,504,895
11,000		HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(c)(h)	A3/A-	10,406,671
79,000		Royal Bank of Scotland PLC, 3.95%, 9/21/15	Aa3/A+	77,133,072

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Banking (continued)
	Wachovia Bank N.A.,
$13,750	0.632%, 3/15/16, FRN	Aa3/AA-	$13,112,358
500	4.875%, 2/1/15	Aa3/AA-	533,766

			365,762,898

Biotechnology—0.0%
700	Amgen, Inc., 6.40%, 2/1/39	A3/A+	791,097

Commercial Services—0.1%
4,700	Board of Trustees of The Leland Stanford Junior Univ., 4.75%, 5/1/19	Aaa/AAA	5,049,384

Diversified Manufacturing—2.4%
70,000	General Electric Co., 5.25%, 12/6/17	Aa2/AA+	75,918,710

Drugs & Medical Products—0.8%
5,000	AstraZeneca PLC, 5.40%, 9/15/12	A1/AA-	5,375,815
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	Aa2/AA-	8,778,368
10,000	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	11,688,900

			25,843,083

Financial Services—26.0%
	American Express Co.,
600	6.15%, 8/28/17	A3/BBB+	676,391
600	7.00%, 3/19/18	A3/BBB+	697,513
25,000	American Express Credit Corp., 5.875%, 5/2/13	A2/BBB+	27,186,700
	Bank of America Corp.,
8,295	0.616%, 8/15/16, FRN	A3/A-	7,624,897
21,700	5.75%, 12/1/17	A2/A	22,753,340
50,300	7.375%, 5/15/14	A2/A	57,272,938
	Bank of America N.A.,
15,000	5.30%, 3/15/17	A1/A	15,329,610
2,600	6.10%, 6/15/17	A1/A	2,756,705
	Bear Stearns Cos. LLC,
1,700	5.70%, 11/15/14	Aa3/A+	1,892,214
30,600	6.40%, 10/2/17	Aa3/A+	34,825,523
800	6.95%, 8/10/12	Aa3/A+	871,529
21,000	7.25%, 2/1/18	Aa3/A+	24,823,407
	CIT Group, Inc.,
176	7.00%, 5/1/13	B3/B+	179,561
345	7.00%, 5/1/14	B3/B+	352,437
345	7.00%, 5/1/15	B3/B+	350,712
575	7.00%, 5/1/16	B3/B+	582,363
805	7.00%, 5/1/17	B3/B+	814,302
	Citigroup, Inc.,
13,100	1.986%, 5/15/18, FRN	A3/A	13,038,731
10,000	5.30%, 10/17/12	A3/A	10,576,750
40,500	5.50%, 4/11/13	A3/A	43,401,258
52,260	6.125%, 5/15/18	A3/A	56,883,599
25,000	6.375%, 8/12/14	A3/A	27,925,075
6,900	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB+	7,236,375
7,689	Countrywide Financial Corp., 5.80%, 6/7/12	A2/A	8,102,161
600	Credit Agricole S.A., 6.637%, 5/31/17 (a)(c)(h)	A3/A-	520,380

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Financial Services (continued)
	General Electric Capital Corp.,
€1,200	5.50%, 9/15/67, (converts to FRN on 9/15/17) (a)(c)	Aa3/A+	$1,505,357
$31,100	6.375%, 11/15/67, (converts to FRN on 11/15/17)	Aa3/A+	31,527,625
	Goldman Sachs Group, Inc.,
€800	1.347%, 2/4/13, FRN	A1/A	1,081,775
$11,550	3.70%, 8/1/15	A1/A	11,756,064
450	5.125%, 1/15/15	A1/A	487,736
€3,000	5.375%, 2/15/13	A1/A	4,280,915
$2,900	5.95%, 1/18/18	A1/A	3,141,445
27,575	6.75%, 10/1/37	A2/A-	27,724,815
	HSBC Finance Corp.,
5,900	0.573%, 4/24/12, FRN	A3/A	5,882,501
670	0.652%, 9/14/12, FRN	A3/A	662,465
28,500	6.676%, 1/15/21 (a)(c)	Baa1/BBB+	29,568,493
	JPMorgan Chase & Co.,
4,500	4.65%, 6/1/14	Aa3/A+	4,852,107
1,000	7.90%, 4/30/18 (h)	Baa1/BBB+	1,081,512
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (e)	WR/NR	27,060
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(c)	Aa2/AA+	8,558,529
	Merrill Lynch & Co., Inc.,
3,000	0.533%, 6/5/12, FRN	A2/A	2,976,141
200	5.00%, 1/15/15	A2/A	211,095
400	5.45%, 7/15/14	A2/A	428,510
400	6.05%, 8/15/12	A2/A	425,900
59,200	6.875%, 4/25/18	A2/A	65,702,410
	Morgan Stanley,
€5,850	1.357%, 3/1/13, FRN	A2/A	7,831,306
$33,300	2.786%, 5/14/13, FRN	A2/NR	34,459,339
24,000	6.00%, 4/28/15	A2/A	26,016,336
21,200	6.25%, 8/28/17	A2/A	22,807,108
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(c)(l) (acquisition cost-$10,780,800; purchased 10/6/10)	A1/AA-	10,447,000
2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	Aa2/AA	1,993,254
2,000	RZD Capital Ltd., 5.739%, 4/3/17	Baa1/BBB	2,067,500
	SLM Corp.,
€12,450	1.356%, 6/17/13, FRN	Ba1/BBB-	15,364,214
$18,900	5.00%, 10/1/13	Ba1/BBB-	19,448,629
4,500	5.375%, 5/15/14	Ba1/BBB-	4,602,073
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(c)	Baa1/NR	17,375,620
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	Aaa/AAA	10,264,320
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	Baa2/BBB-	1,167,375
	UBS AG,
39,800	4.875%, 8/4/20	Aa3/A+	40,101,644
3,000	5.75%, 4/25/18	Aa3/A+	3,241,617
6,900	5.875%, 12/20/17	Aa3/A+	7,542,031
	Wachovia Corp., FRN,
7,600	0.572%, 6/15/17	A1/AA-	7,184,972
12,600	2.074%, 5/1/13	A1/AA-	12,992,616
6,400	Wells Fargo & Co., 7.98%, 3/15/18 (h)	Baa3/A-	6,880,000

			820,343,880

Food & Beverage—0.1%
1,700	Kraft Foods, Inc., 6.125%, 2/1/18	Baa2/BBB-	1,932,150

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Healthcare & Hospitals—0.5%
$15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(c)	A2/AA-	$17,349,810

Insurance—1.5%
	American International Group, Inc.,
16,500	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	18,521,250
21,700	8.25%, 8/15/18	Baa1/A-	25,638,984
£1,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Baa2/BBB	1,729,890

			45,890,124

Metals & Mining—0.3%
$3,900	Alcoa, Inc., 6.15%, 8/15/20	Baa3/BBB-	4,153,005
5,100	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Baa3/BBB-	5,693,426

			9,846,431

Oil & Gas—2.3%
2,000	Gaz Capital S.A. for Gazprom, 8.125%, 7/31/14	Baa1/BBB	2,258,000
2,899	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(c)	NR/BBB+	3,123,151
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	Baa2/BBB	16,723,772
39,900	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	45,186,750
500	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(c)	Baa3/NR	525,000
4,600	Valero Energy Corp., 6.625%, 6/15/37	Baa2/BBB	4,727,558

			72,544,231

Retail—0.2%
5,000	Macy’s Retail Holdings, Inc., 8.375%, 7/15/15	Ba1/BB+	5,825,000

Telecommunications—1.6%
44,600	AT&T, Inc., 5.50%, 2/1/18	A2/A-	49,186,932
400	Embarq Corp., 6.738%, 6/1/13	Baa3/BBB-	435,758

			49,622,690

Tobacco—0.6%
	Altria Group, Inc.,
5,300	9.25%, 8/6/19	Baa1/BBB	6,805,078
1,500	9.70%, 11/10/18	Baa1/BBB	1,947,309
9,700	Reynolds American, Inc., 7.25%, 6/15/37	Baa3/BBB	9,935,594

			18,687,981

Utilities—0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(c)	Aa3/A+	3,005,543

	Total Corporate Bonds & Notes (cost—$1,483,205,946)		1,518,413,012

MORTGAGE-BACKED SECURITIES—16.7%
	Adjustable Rate Mortgage Trust, CMO, VRN,
885	2.788%, 5/25/35	Ba2/A-	889,855
452	5.291%, 1/25/36	Caa1/BBB-	400,944
594	5.302%, 11/25/35	Caa2/B	491,739
10,955	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO, VRN (a)(c)	Aaa/NR	11,417,125
	American Home Mortgage Assets, CMO, FRN,
1,652	0.45%, 9/25/46	Caa2/BBB+	971,977
1,427	0.47%, 10/25/46	Ca/BBB	863,252

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

$2,246	Banc of America Funding Corp., 2.795%, 2/20/36, CMO, FRN	NR/AAA	$2,155,686
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	B3/CCC	1,395,044
4,700	BCRR Trust, 5.808%, 8/17/45, CMO, VRN (a)(c)	Aaa/NR	5,036,513
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
11,788	2.44%, 8/25/35, FRN	Baa2/AAA	11,257,171
3,181	2.56%, 10/25/35, FRN	Caa1/BBB	2,883,209
22,606	2.73%, 3/25/35, FRN	Ba2/AAA	21,719,075
6,991	2.934%, 3/25/35, FRN	A1/AAA	6,753,482
75	2.947%, 1/25/35, VRN	A2/AA+	69,673
291	2.960%, 2/25/34, VRN	Aa3/AA	286,691
238	3.076%, 1/25/34, VRN	Aa2/AAA	233,391
1,093	5.320%, 5/25/47, VRN	NR/CCC	837,674
443	5.690%, 2/25/36, FRN	Caa3/CCC	322,081
	Bear Stearns Alt-A Trust, CMO, VRN,
195	2.834%, 5/25/35	Caa2/AA	164,822
1,118	3.016%, 2/25/36	Ca/CCC	593,334
5,241	3.038%, 6/25/34	A1/AA+	2,357,064
26	Bear Stearns Mortgage Securities, Inc., 7.098%, 3/25/31, CMO, VRN	Aaa/NR	27,194
2,425	Bear Stearns Structured Products, Inc., 3.288%, 1/26/36, CMO, VRN	B2/A+	1,622,037
2,140	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (a)(c)	Aaa/NR	2,176,227
1,070	CC Mortgage Funding Corp., 0.39%, 5/25/48, CMO, FRN (a)(c)	Caa3/D	522,709
3,444	Chase Mortgage Finance Corp., 5.976%, 9/25/36, CMO, FRN	B3/NR	3,294,797
	Citigroup Commercial Mortgage Trust, CMO, VRN (a)(c),
9,862	5.32%, 12/17/49	Aaa/NR	10,349,941
15,178	5.86%, 7/17/40	Aaa/NR	16,300,774
	Citigroup Mortgage Loan Trust, Inc., CMO,
24,419	2.69%, 10/25/35, FRN	NR/BB+	21,606,568
973	2.69%, 12/25/35, FRN	NR/AA-	943,814
321	2.829%, 12/25/35, VRN	Caa3/CC	206,189
176	2.897%, 8/25/35, VRN	B2/NR	171,486
2,480	5.805%, 9/25/37, VRN	NR/CCC	1,837,508
3,505	Commercial Capital Access One, Inc., 7.872%, 11/15/28, CMO, VRN (a)(c)	NR/NR	1,347,837
	Commercial Mortgage Pass Through Certificates, CMO (a)(c),
16,943	3.156%, 7/10/46	Aaa/NR	17,039,992
7,000	5.362%, 2/5/19	NR/AAA	7,068,405
2,000	5.479%, 2/5/19, VRN	NR/BB-	1,991,998
800	Community Program Loan Trust, 4.50%, 4/1/29, CMO	NR/AAA	764,359
	Countrywide Alternative Loan Trust, CMO,
1,037	0.43%, 1/25/37, FRN	Caa3/CCC	652,220
3,653	0.44%, 5/25/47, FRN	Caa3/CCC	2,233,391
3,514	0.441%, 2/20/47, FRN	Caa3/CCC	1,913,783
178	0.471%, 7/20/46, FRN	Ca/CCC	89,326
6,094	0.48%, 5/25/35, FRN	Caa2/A-	3,875,535
3,288	0.52%, 12/25/35, FRN	Caa2/B-	2,552,196
388	0.53%, 5/25/36, FRN	C/CCC	92,317
1,387	1.323%, 2/25/36, FRN	Caa3/CCC	976,385
408	5.704%, 11/25/35, VRN	Ca/CCC	271,641
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
266	0.49%, 5/25/35, FRN	Caa2/AAA	189,106
501	0.56%, 4/25/46, FRN	C/CCC	142,681
1,390	0.57%, 3/25/35, FRN	Caa2/CCC	928,370
1,936	0.58%, 3/25/35, FRN	Caa2/AAA	1,360,272

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

$1,264	0.60%, 3/25/36, FRN	Ca/CCC	$435,179
1,016	0.65%, 2/25/35, FRN	Ba1/BBB	378,545
50	0.80%, 2/25/35, FRN	Aaa/AAA	42,950
191	3.017%, 2/20/36, FRN	Caa2/BBB+	159,955
668	3.402%, 4/25/35, FRN	C/CCC	158,042
424	5.072%, 10/20/35, VRN	Caa2/CCC	316,382
614	5.596%, 5/20/36, VRN	Ca/CCC	452,233
17	Credit Suisse First Boston Mortgage Securities Corp., 0.885%, 3/25/32, CMO, FRN (a)(c)	Aaa/NR	15,179
352	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.581%, 7/19/45, CMO, FRN	C/CCC	90,239
20,939	Extended Stay America Trust, 2.951%, 11/5/27, CMO (a)(c)	Aaa/AAA	20,746,665
1,500	First Horizon Asset Securities, Inc., 6.25%, 11/25/36, CMO	B2/AA	1,421,013
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(c)	NR/B	884,554
437	GMAC Mortgage Corp. Loan Trust, 3.431%, 11/19/35, CMO, FRN	Caa3/CCC	371,773
8,454	Granite Master Issuer PLC, 0.351%, 12/20/54, CMO, FRN	Aaa/AAA	7,963,225
136	Greenpoint Mortgage Funding Trust, 0.34%, 10/25/46, CMO, FRN	B3/D	127,873
	GSR Mortgage Loan Trust, CMO,
1,722	2.797%, 9/25/35, FRN	NR/AAA	1,661,883
205	3.005%, 4/25/35, VRN	Caa2/BB-	160,876
344	3.067%, 9/25/34, VRN	A2/A+	298,488
	Harborview Mortgage Loan Trust, CMO, FRN,
5,264	0.451%, 2/19/46	Caa2/AAA	3,362,459
4,035	0.481%, 5/19/35	Caa3/AAA	2,893,302
365	0.511%, 1/19/38	C/CCC	108,654
428	0.511%, 9/19/46	C/CCC	78,909
€30,200	Holmes Master Issuer PLC, 2.406%, 10/15/54, CMO, FRN (a)(c)	Aaa/AAA	41,460,446
	Homebanc Mortgage Trust, CMO,
$395	0.44%, 12/25/36, FRN	Caa2/A+	305,068
7,800	5.759%, 4/25/37, VRN	Ca/CCC	4,732,748
7,900	Indymac INDA Mortgage Loan Trust, 5.650%, 8/25/36, CMO, VRN	B2/AAA	5,903,204
528	Indymac INDB Mortgage Loan Trust, 0.56%, 11/25/35, CMO, FRN	Ca/CCC	267,331
	Indymac Index Mortgage Loan Trust, CMO,
179	0.45%, 9/25/46, FRN	Caa2/B-	111,790
901	0.54%, 3/25/35, FRN	B3/BB-	673,112
3,239	5.00%, 8/25/35, FRN	Caa2/B+	2,519,699
356	5.046%, 9/25/35, VRN	Caa2/B	324,352
5,957	5.046%, 9/25/35, VRN	C/CCC	1,346,945
2,993	5.150%, 10/25/35, VRN	Caa2/CCC	2,433,632
334	5.231%, 6/25/35, VRN	Caa2/CCC	262,413
5,269	5.319%, 6/25/36, VRN	Caa1/AAA	4,521,465
12,180	JPMorgan Alternative Loan Trust, 0.76%, 6/27/37, CMO, FRN (a)(c)	NR/AAA	10,417,538
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
24,263	0.636%, 7/15/19, FRN (a)(c)	Aa1/NR	22,798,707
28,815	2.749%, 11/15/43 (a)(c)	NR/AAA	28,603,269
600	5.336%, 5/15/47	Aa3/A	631,201
1,878	6.465%, 11/15/35	NR/AAA	1,916,132
	JPMorgan Mortgage Trust, CMO,
1,490	2.977%, 9/25/34, FRN	NR/AAA	1,536,257
2,483	3.032%, 7/25/35, FRN	Baa2/AAA	2,510,398
314	4.864%, 4/25/35, VRN	Ba2/AAA	300,966
461	5.407%, 11/25/35, VRN	B2/BBB	438,911

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

	Luminent Mortgage Trust, CMO, FRN,
$1,986	0.43%, 12/25/36	Caa2/B+	$1,354,814
711	0.46%, 10/25/46	Caa2/A-	513,979
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
365	0.50%, 5/25/37	Caa3/CCC	191,672
64	2.900%, 11/21/34	Aa2/AAA	64,641
	MASTR Reperforming Loan Trust, CMO (a)(c),
2,569	7.00%, 5/25/35	Ba3/BBB-	2,603,257
3,869	7.50%, 7/25/35	Ba3/AAA	3,580,718
2,301	8.00%, 7/25/35	Ba3/AAA	2,126,427
238	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO, FRN	NR/AAA	220,691
1,131	Merrill Lynch Alternative Note Asset, 0.56%, 3/25/37, CMO, FRN	Ca/CCC	552,875
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.965%, 8/12/49, CMO, VRN	NR/AAA	2,158,679
	MLCC Mortgage Investors, Inc., CMO, FRN,
316	0.957%, 7/25/29	Aaa/AAA	299,361
1,375	1.707%, 10/25/35	Baa1/AAA	1,264,703
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	NR/AAA	40,863,229
1,100	5.692%, 4/15/49, VRN	Aa2/A-	1,158,702
28,450	5.731%, 7/12/44, VRN	NR/AAA	31,033,391
310	Morgan Stanley Dean Witter Capital I, 1.93%, 3/25/33, CMO, FRN	Aaa/AAA	301,887
	Nomura Asset Acceptance Corp., CMO,
2,395	5.367%, 2/25/36, VRN	Caa3/D	1,505,658
1,149	7.50%, 3/25/34 (a)(c)	Aa3/AAA	1,172,248
219	Opteum Mortgage Acceptance Corp., 0.52%, 7/25/35, CMO, FRN	Ba1/AAA	210,355
	Residential Accredit Loans, Inc., CMO,
39	0.36%, 9/25/46, FRN	Caa1/D	38,394
1,124	0.51%, 8/25/37, FRN	Caa3/CCC	728,583
433	0.56%, 8/25/35, FRN	Caa2/BBB+	303,862
341	0.66%, 10/25/45, FRN	Caa3/B-	201,229
342	5.714%, 2/25/36, VRN	Ca/D	188,791
9	Residential Asset Securitization Trust, 0.76%, 3/25/33, CMO, FRN	NR/AAA	8,980
	Residential Funding Mortgage Securities I, CMO,
2,400	3.777%, 3/25/35, VRN	Caa3/B	2,018,357
1,442	6.00%, 9/25/36	Caa1/CCC	1,301,415
573	Sovereign Commercial Mortgage Securities Trust, 5.820%, 7/22/30, CMO, VRN (a)(c)	Aaa/NR	592,282
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,066	0.75%, 6/25/34, FRN	A1/AAA	868,768
1,257	1.692%, 5/25/35, FRN	Caa3/CCC	785,592
29	2.627%, 1/25/36, VRN	NR/CC	24,555
168	2.835%, 10/25/34, VRN	A2/AA-	145,824
7,900	5.123%, 9/25/36, VRN	NR/CCC	4,711,931
7,900	5.195%, 5/25/36, FRN	NR/BBB-	6,252,028
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
52	0.36%, 9/25/47	Aaa/AAA	51,826
451	0.39%, 3/25/37	Caa1/BBB	291,988
13,477	0.44%, 6/25/36	Caa3/B-	7,541,475
181	0.45%, 6/25/36	Caa3/BB	126,532
1,394	0.45%, 7/25/46	Caa3/CCC	918,010
9,386	0.48%, 5/25/36	Caa3/CCC	5,891,948

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

$1,589	0.48%, 5/25/46	Ca/A+	$893,374
434	0.52%, 5/25/46	C/CCC	76,368
374	0.611%, 3/19/34	Aaa/AAA	340,525
724	0.611%, 3/19/34	Aa1/AAA	376,025
1,329	0.631%, 12/19/33	Aa3/AAA	1,184,700
	Structured Asset Securities Corp., CMO, FRN,
5	2.162%, 5/25/32	WR/BB	4,821
266	2.594%, 2/25/34	Aa3/AAA	254,130
370	Wachovia Mortgage Loan Trust LLC, 5.425%, 10/20/35, CMO, FRN	NR/A-	355,066
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
26	0.53%, 12/25/45	B2/AAA	22,561
826	0.58%, 1/25/45	B1/AAA	718,173
712	0.62%, 11/25/34	Aa2/AAA	562,960
3,795	0.64%, 10/25/44	Aa2/AAA	3,272,758
600	0.67%, 11/25/45	Ca/AAA	381,905
1,962	0.74%, 11/25/34	A1/AAA	1,448,752
1,824	0.80%, 12/25/27	Aaa/AAA	1,661,233
237	0.90%, 12/25/27	Aaa/AAA	207,538
530	1.073%, 6/25/47	C/CCC	154,977
78	1.523%, 11/25/42	Baa2/A	71,796
722	1.823%, 11/25/46	Caa1/A+	549,765
18,423	2.710%, 9/25/33	A1/AAA	18,344,772
1,608	2.716%, 8/25/33	Aaa/AAA	1,638,322
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
785	0.76%, 7/25/37, FRN	B3/NR	657,125
2,043	2.747%, 1/25/35, FRN	A3/NR	2,004,666
458	2.747%, 1/25/35, FRN	Aa1/NR	459,601
268	2.818%, 7/25/35, FRN	Aa3/AAA	267,471
13,684	2.985%, 6/25/35, FRN	Baa2/AAA	13,752,245
3,744	3.077%, 3/25/36, VRN	NR/A	3,351,094
750	4.642%, 8/25/34, FRN	Aaa/AAA	705,353
1,080	6.00%, 6/25/37	Caa1/NR	1,026,069

	Total Mortgage-Backed Securities (cost—$531,034,564)		528,706,624

MUNICIPAL BONDS—16.4%
Alaska—0.0%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	57,856

California—5.2%
11,000	Alameda Cnty. JT Powers Auth. Rev., 7.046%, 12/1/44	A1/AA	10,938,620
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	A1/A+	10,862,610
800	6.918%, 4/1/40, Ser. S-1	A1/A+	801,600
15,000	7.043%, 4/1/50, Ser. S-1	A1/A+	15,082,350
100	Chino Valley Unified School Dist., GO, zero coupon, 8/1/23, Ser. D (FGIC-NPFGC)	Aa2/A+	46,661
100	Clovis Unified School Dist., GO, zero coupon, 8/1/20, Ser. B (FGIC-NPFGC)	WR/AA	61,025
	Golden State Tobacco Securitization Corp. Rev.,
5,000	5.00%, 6/1/35, Ser. A (FGIC)	A2/BBB+	4,111,400
3,500	5.00%, 6/1/38, Ser. A (FGIC)	A2/BBB+	2,836,995
1,730	Grossmont Union High School Dist., GO, zero coupon, 8/1/24, (NPFGC)	Aa2/NR	756,858

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

California (continued)
$11,200	Irvine Ranch Water Dist. Rev., 6.622%, 5/1/40, Ser. B	Aa1/AAA	$11,187,568
4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	Aa1/AA	4,674,195
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	Aa3/AA-	5,604,070
6,400	6.166%, 7/1/40	Aa3/AA-	6,025,280
24,700	6.603%, 7/1/50	Aa2/AA	25,299,963
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27	Aa2/AA-	6,258,330
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	Aa2/AA+	4,897,800
3,100	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	Aa2/AA+	3,336,127
4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	Aa2/AA-	4,654,032
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	NR/AA+	6,457,360
	Riverside Community College Dist., GO, Ser. D-1,
2,750	6.971%, 8/1/35	Aa2/AA	2,687,245
3,250	7.021%, 8/1/40	Aa2/AA	3,171,448
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	A3/BBB+	922,200
	State, GO,
3,600	5.65%, 4/1/39, VRN	A1/A-	3,806,568
1,200	7.35%, 11/1/39	A1/A-	1,208,220
600	7.50%, 4/1/34	A1/A-	616,626
4,100	7.55%, 4/1/39	A1/A-	4,226,157
5,600	7.60%, 11/1/40	A1/A-	5,808,880
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	Baa3/BBB	883,259
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	Aa2/AA-	3,188,780
2,750	6.296%, 5/15/50	Aa2/AA-	2,515,370
5,100	6.398%, 5/15/31	Aa2/AA-	4,998,204
7,850	6.548%, 5/15/48	Aa2/AA-	7,626,903

			165,552,704

Illinois—0.2%
700	Regional Transportation Auth. Rev., 5.00%, 7/1/25, Ser. A (NPFGC)	Aa2/AA	700,294
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	Aa3/AA-	2,098,470
7,505	Will Cnty. Community High School Dist. No. 210, Lincoln-Way Central High School, GO, zero coupon, 1/1/21, (AGM)	Aa2/NR	4,451,591

			7,250,355

Iowa—0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	3,037,834

Louisiana—0.1%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	Aa2/AA-	4,215,948

Michigan—0.1%
1,250	Michigan State Univ. Rev., 6.173%, 2/15/50, Ser. A	Aa1/AA	1,212,900

New Jersey—1.0%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	Aa3/AA-	1,261,241
14,700	State Turnpike Auth. Rev., 7.102%, 1/1/41, Ser. A	A3/A+	15,689,016
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BB-	12,918,243

			29,868,500

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

New York—4.1%
$12,000	Metropolitan Transportation Auth. Rev., 6.814%, 11/15/40	A2/A	$12,344,280
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	Aa2/AA+	4,113,446
3,000	6.124%, 6/15/42	Aa2/AA+	2,876,550
	Second Generation Resolutions,
5,250	5.882%, 6/15/44	Aa2/AA+	5,221,178
5,700	6.282%, 6/15/42	Aa2/AA+	5,586,285
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	Aa1/AAA	6,986,590
16,700	4.525%, 11/1/22	Aa1/AAA	15,773,484
5,000	5.267%, 5/1/27, Ser. G-3	Aa1/AAA	4,756,900
12,400	5.572%, 11/1/38	Aa1/AAA	12,012,252
7,500	5.767%, 8/1/36	Aa1/AAA	7,471,275
14,700	5.932%, 11/1/36	Aa1/AAA	14,531,097
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	Aa2/AA-	15,803,711
2,500	5.859%, 12/1/24, Ser. 158	Aa2/AA-	2,499,525
	State Dormitory Auth. Rev.,	NR/AAA	3,695,000
4,000	5.051%, 9/15/27	NR/AAA	3,695,000
3,000	Columbia Univ., 5.00%, 10/1/41 (d)	Aaa/AAA	3,040,380
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	NR/AAA	8,664,216
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	Aa2/AA-	4,671,576

			130,047,745

Ohio—0.9%
10,900	American Municipal Power-Ohio, Inc. Rev., 8.084%, 2/15/50, Ser. B	A3/A	12,050,713
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	Baa3/BB-	4,132,094
9,500	5.875%, 6/1/47	Baa3/BB-	6,230,100
7,020	6.00%, 6/1/42	Baa3/BB-	4,748,749

			27,161,656

Puerto Rico—0.0%
1,000	Sales Tax Financing Corp. Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	Aa2/AA-	46,120

Tennessee—0.3%
8,900	State School Bond Auth., GO, 4.848%, 9/15/27	Aa2/AA	8,236,149

Texas—4.2%
45,400	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	46,525,012
	San Antonio Electric Rev.,
7,000	5.808%, 2/1/41	Aa2/AA-	6,948,970
4,600	6.308%, 2/1/37	Aa2/AA-	4,495,488
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	Aaa/AA+	7,861,174
17,500	4.681%, 4/1/40	Aaa/AA+	15,856,750
700	State, Mobility Fund, GO, 4.75%, 4/1/37	Aaa/AA+	662,844
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	Aaa/AAA	50,898,574

			133,248,812

Washington—0.2%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	Aa3/A+	6,619,596

	Total Municipal Bonds (cost—$538,273,780)		516,556,175

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

SOVEREIGN DEBT OBLIGATIONS—9.9%
Canada—7.7%
CAD	44,600	Canada Housing Trust No. 1, 2.45%, 12/15/15 (a)(c)	Aaa/AAA	$44,031,818
CAD	198,000	Canadian Government Bond, 2.50%, 6/1/15	Aaa/AAA	199,023,489

				243,055,307

China—0.2%
		Export-Import Bank of China,
	$3,350	4.875%, 7/21/15	Aa3/AA-	3,584,014
	4,050	4.875%, 7/21/15 (a)(c)	Aa3/AA-	4,346,792

				7,930,806

Korea (Republic of)—0.7%
	21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	A1/A	22,289,908

Mexico—0.4%
	12,000	Mexico Government International Bond, 6.05%, 1/11/40	Baa1/BBB	12,330,000

Qatar—0.9%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(c)	Aa2/AA	4,075,500
	7,900	5.25%, 1/20/20 (a)(c)	Aa2/AA	8,374,000
	4,600	6.40%, 1/20/40 (a)(c)	Aa2/AA	4,876,000
	9,500	6.55%, 4/9/19	Aa2/AA	10,936,875

				28,262,375

		Total Sovereign Debt Obligations (cost—$305,501,610)		313,868,396

ASSET-BACKED SECURITIES—1.6%
	856	Aames Mortgage Investment Trust, 0.66%, 10/25/35, FRN	NR/AAA	832,563
	319	Access Group, Inc., 1.603%, 10/27/25, FRN	Aaa/NR	322,184
	18	Accredited Mortgage Loan Trust, 0.31%, 2/25/37, FRN	Aa3/AAA	18,217
	59	Amortizing Residential Collateral Trust, 0.53%, 6/25/32, FRN	NR/AAA	51,499
	1,011	Bayview Financial Asset Trust, 0.66%, 12/25/39, FRN (a)(c)(f)	Ba1/NR	718,590
		Bear Stearns Asset-Backed Securities Trust, FRN,
	532	0.34%, 10/25/36	B3/NR	511,066
	3,208	0.85%, 6/25/43	Aaa/AAA	2,896,484
	63	Cendant Mortgage Corp., 5.984%, 7/25/43, VRN (a)(c)	NR/NR	57,996
	2,241	Chase Issuance Trust, 0.301%, 4/15/13, FRN	Aaa/AAA	2,240,843
		Conseco Financial Corp.,
	3,952	6.18%, 4/1/30	Ba3/NR	4,011,246
	3,000	6.81%, 12/1/28, VRN	Ba1/BBB	3,115,014
	963	6.87%, 4/1/30, VRN	Ba3/NR	982,973
	1,000	7.06%, 2/1/31, VRN	NR/CCC-	950,190
	440	7.40%, 6/15/27	A2/AA	456,409
	302	7.55%, 1/15/29, VRN	NR/A+	323,959
		Countrywide Asset-Backed Certificates, FRN,
	3,508	0.35%, 1/25/46	A3/A+	3,454,823
	544	0.36%, 9/25/47	Ba1/AAA	534,245
	289	0.73%, 11/25/33 (a)(c)	Aaa/AAA	257,432
	1,016	0.74%, 12/25/31	A2/B-	537,730
	833	Credit-Based Asset Servicing and Securitization LLC, 1.16%, 11/25/33, FRN	Aaa/AAA	765,265

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

$100	Delta Funding Home Equity Loan Trust, 0.581%, 8/15/30, FRN	NR/AAA	$69,193
1,336	Denver Arena Trust, 6.94%, 11/15/19 (a)(c)	NR/NR	1,255,140
39	EMC Mortgage Loan Trust, 0.63%, 5/25/40, FRN (a)(c)	Aaa/NR	31,935
5,730	First Franklin Mortgage Loan Asset-Backed Certificates, 0.66%, 4/25/35, FRN	Aa1/AA+	5,492,910
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (f)	NR/D	911
34	Fremont Home Loan Owner Trust, 1.05%, 12/25/29, FRN	A2/BB	21,417
31	HSI Asset Securitization Corp. Trust, 0.31%, 12/25/36, FRN	Caa2/CCC	30,770
	Lehman XS Trust, FRN,
2,760	0.41%, 4/25/37	Caa1/CCC	1,970,515
246	0.49%, 8/25/46	C/D	20,786
569	0.50%, 11/25/46	C/CCC	133,959
1,242	Long Beach Mortgage Loan Trust, 1.685%, 3/25/32, FRN	Baa2/NR	811,488
500	Madison Avenue Manufactured Housing Contract, 1.71%, 3/25/32, FRN	Baa1/A+	486,877
1,567	Mesa Trust Asset-Backed Certificates, 1.06%, 12/25/31, FRN (a)(c)	Aaa/A	1,262,121
1,336	Mid-State Trust, 6.005%, 8/15/37	Aa2/AAA	1,372,837
	Morgan Stanley Mortgage Loan Trust, FRN,
330	0.49%, 2/25/37	Caa3/CCC	157,139
554	0.62%, 4/25/37	Ca/CCC	275,987
200	RAAC Series, 0.66%, 6/25/47, FRN	Ca/CCC	92,018
	Residential Asset Mortgage Products, Inc.,
2,924	5.634%, 1/25/34	Aa3/AAA	2,680,485
2,000	5.735%, 7/25/34	B3/CC	1,221,027
	Residential Asset Securities Corp.,
2,555	0.69%, 3/25/35, FRN	Caa3/A	1,647,624
298	7.14%, 4/25/32, VRN	Ca/D	22,066
836	SACO I, Inc., 1.02%, 11/25/35, FRN	B2/AA	620,975
4	Saxon Asset Securities Trust, 0.78%, 8/25/32, FRN	Aaa/AAA	3,843
	South Carolina Student Loan Corp., FRN,
2,602	0.846%, 3/1/18	Aaa/AAA	2,559,379
3,600	1.046%, 3/2/20	Aaa/AAA	3,576,060
600	1.296%, 9/3/24	Aaa/AAA	594,774

	Total Asset-Backed Securities (cost—$54,238,796)		49,450,964

Shares
CONVERTIBLE PREFERRED STOCK—0.4%
Financial Services—0.4%
11,800	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Baa3/A-	12,301,500

Insurance—0.0%
228,667	American International Group, Inc., 8.50%, 8/1/11	Baa2/NR	1,474,902

	Total Convertible Preferred Stock (cost—$27,918,940)		13,776,402

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS—4.9%
U.S. Treasury Obligations (i)(k)—2.7%
$85,861	U.S. Treasury Bills, 0.162%-0.184%, 6/9/11-7/28/11 (cost—$85,796,471)	85,801,812

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

Corporate Notes—1.3%
Banking—1.1%
$35,300	ING Bank NV, 0.933%, 1/13/12, FRN (a)(c)	Aa3/A+	$35,286,374

Financial Services—0.1%
1,900	JPMorgan Chase & Co., 1.052%, 6/13/11, FRN	Aa3/A+	1,905,611
€1,300	SLM Corp., 1.30%, 11/15/11, FRN	Ba1/BBB-	1,725,386

			3,630,997

Insurance—0.1%
€1,300	American International Group, Inc., 4.00%, 9/20/11	Baa1/A-	1,787,343

	Total Corporate Notes (cost—$40,223,903)		40,704,714

U.S. Government Agency Securities—0.0%
$254	Freddie Mac, 0.372%, 3/9/11, FRN (cost—$254,054)	Aaa/AAA	254,042

Repurchase Agreement—0.9%
28,000	Barclays Capital, Inc., dated 1/31/11, 0.22%, due 2/1/11, proceeds $28,000,171; collateralized by U.S. Treasury Bonds, 6.00%, due 2/15/26, valued at $28,228,789 including accrued interest (cost—$28,000,000)		28,000,000

	Total Short-Term Investments (cost—$154,274,428)		154,760,568

Notional
Amount
OPTIONS PURCHASED (j)—0.0%
	Put Options—0.0%
	Fannie Mae (OTC),
$325,000,000	strike price $80, expires 3/3/11	3
$300,000,000	strike price $85, expires 2/10/11	3

	Total Options Purchased (cost—$73,242)	6

	Total Investments before options written (cost—$4,735,836,552) (m)—150.1%	4,742,921,338

OPTIONS WRITTEN (j)—(0.4)%
	Call Options—(0.0)%
	Dow Jones CDX IG-15 5-Year Index,
$110,100,000	strike price $0.80, expires 3/16/11	(133,852)
$64,000,000	strike price $0.80, expires 5/18/11	(145,914)

		(279,766)

	Put Options—(0.0)%
	Dow Jones CDX IG-15 5-Year Index,
$110,100,000	strike price $1.30, expires 3/16/11	(38,525)
$64,000,000	strike price $1.50, expires 5/18/11	(63,021)

		(101,546)

Fixed Income SHares: Series M Schedule of Investments
January 31, 2011 (unaudited)

Notional
Amount			Value*

	Straddle Options—(0.4)%
$220,800,000	Call & Put 1-Year vs. 1-Year Forward Volatility Agreement (OTC), exercise price $0.010, expires 10/11/11		$(1,627,040)
	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
$384,900,000	exercise price $0.001, expires 10/11/11		(6,207,359)
$254,100,000	exercise price $0.001, expires 11/14/11		(4,100,089)

			(11,934,488)

	Total Options Written (premiums received—$9,280,528)		(12,315,800)

	Total Investments net of options written (cost—$4,726,556,024)	149.7%	4,730,605,538
	Other liabilities in excess of other assets	(49.7)	(1,571,043,180)

	Net Assets	100.0%	$3,159,562,358

Notes to Schedule of Investments:
(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $535,805,940, representing 17.0% of net assets.

(b)	Illiquid.

(c)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery. To be settled/delivered after January, 31, 2011.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $719,501, representing 0.02% of net assets.

(g)	Principal amount less than $500.

(h)	Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.

(j)	Non-income producing.

(k)	Rates reflect the effective yields at purchase date.

(l)	Restricted. The aggregate acquisition cost of such securities is $10,780,800 and the aggregate market value is $10,447,000, representing 0.3% of net assets.

(m)	At January 31, 2011, the cost basis of investments for federal income tax purposes was $4,737,778,329. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $147,085,667; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $141,942,658; and net unrealized appreciation for federal income tax purposes was $5,143,009. The difference between book and tax cost was attributable to wash sales.
Glossary:
ABS—Asset-Backed Securities

AGM—insured by Assured Guaranty Municipal Corp.

AMBAC—insured by American Municipal Bond Assurance Corp.

£—British Pound

CAD—Canadian Dollar

CMO—Collateralized Mortgage Obligation

CP—Certificates of Participation

€—Euro

FGIC—insured by Financial Guaranty Insurance Co.

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on January, 31, 2011.

GO—General Obligation Bond

MBS—Mortgage-Backed Securities

NPFGC—insured by National Public Finance Guarantee Corp.

NR—Not Rated

OTC—Over the Counter

TBA—To Be Announced

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January, 31, 2011.

WR—Withdrawn Rating

Other Investments:
(A)	Futures contracts outstanding at January 31, 2011:

		Market		Unrealized
		Value	Expiration	Appreciation
Type	Contracts	(000s)	Date	(Depreciation)

Long: Euro Bobl 5yr. Futures	12	$1,922	3/1/11	$(35,383)
Financial Futures Euro—90 day	5,000	1,245,688	3/14/11	625,000
Financial Futures Euro—90 day	7,172	1,781,166	12/19/11	1,568,738
Financial Futures Euro—90 day	644	159,607	3/19/12	(231,475)

				$1,926,880

(B)	Transactions in options written for the three months ended January 31, 2011:

	Notional Amount	Premiums

Options outstanding, October 31, 2010	$859,800,000	$8,209,618
Options written	509,400,000	1,562,729
Options terminated in closing transactions	(161,200,000)	(491,819)

Options outstanding, January 31, 2011	$1,208,000,000	$9,280,528

(C)	Credit default swap agreements:
Buy protection swap agreements outstanding at January 31, 2011 (1):

	Notional					Upfront	Unrealized
Swap Counterparty/	Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Made	Value (5)	Received	(Depreciation)

Bank of America:
Macy’s	$5,000	1.35%	9/20/15	(7.06)%	$(1,295,301)	—	$(1,295,301)
Barclays Bank:
Embarq	400	0.39%	6/20/13	(1.00)%	(6,259)	$(7,216)	957
Citigroup:
Valero Energy	4,600	0.63%	12/20/13	(3.40)%	(383,977)	—	(383,977)
Deutsche Bank:
Altria Group	4,500	1.45%	3/20/19	(1.46)%	(8,932)	—	(8,932)
Morgan Stanley:
Altria Group	1,500	1.44%	12/20/18	(1.55)%	(14,504)	—	(14,504)

					$(1,708,973)	$(7,216)	$(1,701,757)

Sell protection swap agreements outstanding at January 31, 2011 (2):

	Notional					Upfront	Unrealized
Swap Counterparty/	Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Received	Value (5)	Paid(Received)	(Depreciation)

Bank of America:
Dow Jones CDX IG-15 5-Year Index	$218,400	0.85%	12/20/15	1.00%	$1,783,925	$720,530	$1,063,395
BNP Paribas:
General Electric	10,000	0.81%	12/20/13	3.80%	896,417	—	896,417
General Electric	75,000	0.81%	12/20/13	4.50%	8,279,974	—	8,279,974
Citigroup:
Dow Jones MCDX 5-Year Index	34,000	2.00%	12/20/15	1.00%	(1,246,867)	(1,418,290)	171,423
Credit Suisse First Boston:
BP Capital Markets	6,000	0.60%	6/20/15	5.00%	1,159,461	92,044	1,067,417
Goldman Sachs:
Berkshire Hathaway	2,200	0.49%	9/20/13	0.97%	30,470	—	30,470
Berkshire Hathaway	14,600	0.49%	9/20/13	0.98%	206,219	—	206,219
BP Capital Markets	1,100	0.60%	6/20/15	5.00%	212,568	17,777	194,791
California State Municipal Bond	25,000	2.55%	12/20/18	1.60%	(1,101,927)	—	(1,101,927)
California State Municipal Bond	11,000	2.55%	12/20/18	1.75%	(402,683)	—	(402,683)
Dow Jones MCDX 5-Year Index	40,000	2.00%	12/20/15	1.00%	(1,466,903)	(1,648,193)	181,290
JPMorgan Chase:
BP Capital Markets	1,100	0.60%	6/20/15	5.00%	212,568	4,393	208,175
Morgan Stanley:
Dow Jones MCDX 5-Year Index	38,000	2.00%	12/20/15	1.00%	(1,393,558)	(1,647,250)	253,692

					$7,169,664	$(3,878,989)	$11,048,653

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D)	Interest rate swap agreements outstanding at January 31, 2011:

	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	$2,214,998	$(124,590)	$2,339,588
Barclays Bank	BRL 145,300	1/2/13	BRL-CDI-Compounded	12.28%	893,972	438,901	455,071
Barclays Bank	MXN 189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	536,322	(35)	536,357
Goldman Sachs	$220,000	6/15/31	4.00%	3-Month USD-LIBOR	8,942,971	8,558,000	384,971
HSBC Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	2,214,998	(140,499)	2,355,497
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	278,174	(6,855)	285,029
HSBC Bank	$177,500	6/15/31	4.00%	3-Month USD-LIBOR	7,215,352	6,840,850	374,502
Merrill Lynch	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	184,456	—	184,456
Royal Bank of Scotland	$6,900	12/16/14	3-Month USD-LIBOR	4.00%	635,914	127,023	508,891
UBS	133,600	6/15/31	4.00%	3-Month USD-LIBOR	5,430,823	6,038,720	(607,897)

					$28,547,980	$21,731,515	$6,816,465

BRL—Brazilian Real CDI—Inter-Bank Deposit Certificate LIBOR—London Inter-Bank Offered Rate MXN—Mexican Peso TIIE—Inter-Bank Equilibrium Interest Rate
(E) Forward foreign currency contracts outstanding at January 31, 2011:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	January 31, 2011	(Depreciation)

Purchased:
53,500,000 Australian Dollar settling 4/29/11	UBS	$52,275,920	$52,768,860	$492,940
225,700,000 Indian Rupee settling 3/9/11	BNP Paribas	5,000,000	4,883,608	(116,392)
901,600,000 Indian Rupee settling 3/9/11	Citigroup	20,000,000	19,508,466	(491,534)
35,698,561 Mexican Peso settling 2/22/11	Bank of America	2,780,067	2,929,985	149,918
14,879,146 Mexican Peso settling 2/22/11	Barclays Bank	1,124,652	1,221,216	96,564
36,543,239 Mexican Peso settling 2/22/11	Citigroup	2,755,900	2,999,312	243,412
2,102,898 Mexican Peso settling 7/7/11	Citigroup	170,641	170,709	68
1,513,044 Mexican Peso settling 2/22/11	Deutsche Bank	114,093	124,184	10,091
92,933,990 Mexican Peso settling 7/7/11	HSBC Bank	7,466,257	7,544,205	77,948
4,300,000 Mexican Peso settling 2/22/11	JPMorgan Chase	347,926	352,926	5,000
27,960,500,000 South Korean Won settling 5/9/11	JPMorgan Chase	24,128,298	24,786,579	658,281
Sold:
2,238,000 British Pound settling 3/21/11	Barclays Bank	3,489,980	3,583,415	(93,435)
2,238,000 British Pound settling 3/21/11	Deutsche Bank	3,490,637	3,583,415	(92,778)
1,492,000 British Pound settling 3/21/11	Royal Bank of Scotland	2,332,376	2,388,943	(56,567)
233,104,000 Canadian Dollar settling 2/17/11	Deutsche Bank	231,442,245	232,969,876	(1,527,631)
24,167,000 Euro settling 4/19/11	Citigroup	32,617,233	33,101,089	(483,856)
24,166,000 Euro settling 4/19/11	UBS	32,577,605	33,099,720	(522,115)
92,933,990 Mexican Peso settling 2/22/11	HSBC Bank	7,552,539	7,627,624	(75,085)

				$(1,725,171)

At January, 31, 2011, the Portfolio held $35,087,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.
(F)	Reverse repurchase agreements:
The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2011 was $89,351,000 at a weighted average interest rate of 0.22%. There were no open reverse repurchase agreements at January 31, 2011.

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

U.S. TREASURY OBLIGATIONS—113.7%
	U.S. Treasury Inflation Indexed Bonds (i)—32.1%
$13,057	1.75%, 1/15/28 (e)(j)		$13,001,593
40,832	2.00%, 1/15/26 (e)(j)		42,627,596
20,428	2.375%, 1/15/25 (e)		22,484,923
6,076	2.375%, 1/15/27		6,625,506
4,586	2.50%, 1/15/29		5,082,164
13,663	3.625%, 4/15/28 (e)		17,281,020
6,389	3.875%, 4/15/29		8,374,501

			115,477,303

	U.S. Treasury Inflation Indexed Notes (i)—81.6%
101	0.50%, 4/15/15		104,594
200	1.125%, 1/15/21		201,294
1,034	1.25%, 4/15/14		1,100,587
111,764	1.25%, 7/15/20 (e)		114,768,047
12,719	1.625%, 1/15/15 (j)		13,761,650
22,287	1.875%, 7/15/13 (e)(j)		23,945,904
23,093	1.875%, 7/15/15 (e)		25,391,906
36,376	2.00%, 1/15/14 (e)		39,462,356
11,724	2.00%, 7/15/14		12,829,184
8,819	2.00%, 1/15/16 (e)		9,745,845
5,316	2.375%, 1/15/17		6,004,571
16,580	2.50%, 7/15/16 (e)		18,867,853
20,704	2.625%, 7/15/17 (e)(j)		23,839,268
2,823	3.00%, 7/15/12		3,010,490

			293,033,549

	Total U.S. Treasury Obligations (cost—$407,159,905)		408,510,852

CORPORATE BONDS & NOTES—35.6%
	Airlines—1.5%
5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	Ba2/BB-	5,225,000

	Banking—2.9%
1,500	American Express Bank FSB, 0.39%, 5/29/12, FRN	A2/BBB+	1,496,642
1,300	Banco Santander Chile, 1.553%, 4/20/12, FRN (a)(d)	Aa3/A+	1,300,061
	Barclays Bank PLC (a)(d),
100	7.434%, 12/15/17 (h)	Baa2/A-	98,250
720	10.179%, 6/12/21	Baa1/A	905,333
1,500	ING Bank NV, 1.103%, 3/30/12, FRN (a)(d)	Aa3/A+	1,496,304
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	Aa1/AA	758,888
4,200	Royal Bank of Scotland PLC, 2.704%, 8/23/13, FRN	Aa3/A+	4,271,026

			10,326,504

	Chemicals—0.3%
1,000	RPM International, Inc., 6.50%, 2/15/18	Baa3/BBB-	1,069,616

	Financial Services—18.9%
2,400	Ally Financial, Inc., 6.625%, 5/15/12	B3/B	2,514,000
	Bank of America Corp.,
£4,800	0.845%, 6/11/12, FRN	A2/A	7,509,970
$1,400	5.375%, 6/15/14	A2/A	1,497,675
4,000	BM&F Bovespa S.A., 5.50%, 7/16/20 (a)(d)	Baa2/BBB+	4,076,980
	Citigroup, Inc.,
4,700	2.286%, 8/13/13, FRN	A3/A	4,804,993

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)	Value*

	Financial Services (continued)
$2,300	6.125%, 5/15/18	A3/A	$2,503,488
4,400	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	Ba2/B+	4,699,596
€700	Goldman Sachs Group, Inc., 5.375%, 2/15/13	A1/A	998,880
	International Lease Finance Corp.,
$1,000	5.625%, 9/20/13	B1/BB+	1,027,500
4,030	6.375%, 3/25/13	B1/BB+	4,221,425
500	6.50%, 9/1/14 (a)(d)	Ba3/BBB-	535,000
500	6.75%, 9/1/16 (a)(d)	Ba3/BBB-	537,500
900	7.125%, 9/1/18 (a)(d)	Ba3/BBB-	974,250
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	WR/NR	24,625
	Merrill Lynch & Co., Inc.,
€5,000	1.314%, 6/29/12, FRN	A2/A	6,682,648
$400	5.45%, 7/15/14	A2/A	428,510
	Morgan Stanley, FRN,
500	0.753%, 10/18/16,	A2/A	464,117
€1,500	1.395%, 4/13/16	A2/A	1,852,368
	SLM Corp.,
$590	3.172%, 3/17/14, FRN	Ba1/BBB-	551,579
500	5.05%, 11/14/14	Ba1/BBB-	501,667
7,200	6.25%, 1/25/16	Ba1/BBB-	7,221,175
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	Baa1/NR	6,462,883
4,500	UBS AG, 1.384%, 2/23/12, FRN	Aa3/A+	4,540,176
1,400	Vnesheconombank Via VEB Finance Ltd., 5.45%, 11/22/17 (a)(d)	Baa1/BBB	1,391,250
1,500	Wachovia Corp., 2.074%, 5/1/13, FRN	A1/AA-	1,546,740
400	Wells Fargo Capital XIII, 7.70%, 3/26/13 (h)	Baa3/A-	414,760

			67,983,755

	Food & Beverage—0.4%
1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	Baa2/BBB	1,605,375

	Hotels/Gaming—0.9%
2,900	Starwood Hotels & Resorts Worldwide, Inc., 6.25%, 2/15/13	Ba1/BB+	3,088,500

	Insurance—3.8%
2,445	American International Group, Inc., 8.175%, 5/15/68, (converts to FRN on 5/15/38)	Baa2/BBB	2,744,513
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	Baa2/BBB-	3,764,625
	New York Life Global Funding,
€5,000	1.144%, 12/20/13, FRN	Aaa/AAA	6,694,020
$300	4.65%, 5/9/13 (a)(d)	Aaa/AAA	322,399
200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	A1/A+	213,743

			13,739,300

	Metals & Mining—1.1%
4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	NR/BBB-	4,030,000

	Multi-Media—2.8%
4,400	CSC Holdings LLC, 8.50%, 6/15/15	Ba3/BB	4,840,000
5,000	DISH DBS Corp., 6.625%, 10/1/14	Ba3/BB-	5,250,000

			10,090,000

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

		Oil & Gas—2.8%
	$1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	NR/BBB-	$1,193,033
	4,300	EOG Resources, Inc., 1.034%, 2/3/14, FRN	A3/A-	4,307,559
	200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	Baa1/BBB	231,000
	1,600	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	Baa3/NR	1,680,000
	600	Petroleos Mexicanos, 5.50%, 1/21/21	Baa1/BBB	608,100
	2,100	Transocean, Inc., 4.95%, 11/15/15	Baa3/BBB	2,218,715

				10,238,407

		Real Estate Investment Trust—0.2%
	700	Ventas Realty L.P., 3.125%, 11/30/15	Baa3/BBB-	679,325

		Total Corporate Bonds & Notes (cost—$122,374,407)		128,075,782

MORTGAGE-BACKED SECURITIES—12.0%
	2,000	Arkle Master Issuer PLC, 1.434%, 5/17/60, CMO, FRN (a)(d)	Aaa/AAA	1,989,294
	€400	Arran Residential Mortgages Funding PLC, 2.203%, 5/16/47, CMO, FRN (a)(d)	Aaa/NR	548,594
		Banc of America Commercial Mortgage, Inc., CMO,
	$200	0.431%, 6/10/49, FRN (a)(d)	Aaa/AAA	192,325
	200	5.658%, 6/10/49, VRN	Aaa/AAA	207,181
	4,275	Banc of America Large Loan, Inc., 2.011%, 11/15/15, CMO, FRN (a)(d)	NR/NR	3,939,630
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	43	2.34%, 8/25/35	A1/AAA	41,791
	76	2.44%, 8/25/35	Baa2/AAA	72,980
	129	2.73%, 3/25/35	Ba2/AAA	124,196
	41	2.934%, 3/25/35	A1/AAA	39,471
		Citigroup Mortgage Loan Trust, Inc., CMO,
	52	2.51%, 8/25/35, FRN	B1/AA	49,256
	86	2.56%, 8/25/35, FRN	B3/AA	78,162
	1,102	5.805%, 9/25/37, VRN	NR/CCC	816,670
	1,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.205%, 12/11/49, CMO	Aaa/AAA	1,030,239
	5,482	Commercial Mortgage Pass Through Certificates, 3.156%, 7/10/46, CMO (a)(d)	Aaa/NR	5,512,939
		Countrywide Alternative Loan Trust, CMO, FRN,
	2,716	0.456%, 12/20/46	Ca/CCC	1,643,520
	712	1.323%, 2/25/36	Caa3/CCC	500,710
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	34	0.60%, 6/25/35, FRN (a)(d)	Aa3/AAA	29,513
	1,266	3.069%, 4/20/35, VRN	Aa1/AAA	1,226,223
	231	Granite Master Issuer PLC, 0.301%, 12/20/54, CMO, FRN	Aaa/AAA	217,778
	172	GSR Mortgage Loan Trust, 2.797%, 9/25/35, CMO, FRN	NR/AAA	166,188
	1,178	MLCC Mortgage Investors, Inc., 1.707%, 10/25/35, CMO, FRN	Baa1/AAA	1,084,031
		NCUA Guaranteed Notes, CMO,
	7,718	0.635%, 11/6/17, FRN	Aaa/AAA	7,717,877
	7,994	2.65%, 10/29/20	NR/AAA	7,924,763
	5,800	Permanent Master Issuer PLC, 0.413%, 7/15/33, CMO, FRN	Aaa/AAA	5,663,839
	457	Residential Accredit Loans, Inc., 0.44%, 6/25/46, CMO, FRN	Caa2/CCC	202,919
AUD	1,567	Swan, 6.118%, 4/25/41, CMO, FRN	NR/AAA	1,509,146
	$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO, VRN	Aaa/AAA	534,186

		Total Mortgage-Backed Securities (cost—$42,975,845)		43,063,421

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)	Value*

ASSET-BACKED SECURITIES—5.3%
	$1,100	AMMC CDO, 0.539%, 8/8/17, FRN (a)(d)(g)	Aaa/AAA	$1,041,254
	791	ARES CLO Funds, 0.530%, 3/12/18, FRN (a)(d)(g)	Aaa/AAA	742,708
	404	Bear Stearns Asset-Backed Securities Trust, 1.26%, 10/25/37, FRN	Caa2/BBB	272,718
	738	Citigroup Mortgage Loan Trust, Inc., 0.34%, 1/25/37, FRN	Caa2/B-	574,022
	428	Clearwater Funding CBO, 0.856%, 7/15/13, FRN (a)(d)(g)	Aaa/AA-	408,049
CAD	5,484	Ford Auto Securitization Trust, 1.926%, 6/15/13 (a)(d)(g)	NR/AAA	5,491,732
	€2,037	Globaldrive BV, 3.00%, 7/20/15	NR/AAA	2,800,963
	€373	Harvest CLO S.A., 1.628%, 3/29/17, FRN (b)	Aa1/AA+	514,867
	$531	JPMorgan Mortgage Acquisition Corp., 0.75%, 7/25/35, FRN	A1/AA	502,075
	€379	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)	NR/NR	518,075
	$297	Massachusetts Educational Financing Auth., 1.253%, 4/25/38, FRN	Aaa/AAA	295,056
	4,800	Navigare Funding CLO Ltd., 0.544%, 5/20/19, FRN (a)(d)(g)	Aaa/AA+	4,456,355
	431	Park Place Securities, Inc., 0.68%, 6/25/35, FRN	Aa1/AAA	400,555
	560	Saxon Asset Securities Trust, 4.034%, 6/25/33	Aaa/AAA	517,428
	€298	Wood Street CLO BV, 1.388%, 3/29/21, FRN (a)(d)(g)	Aa1/AA	378,880

		Total Asset-Backed Securities (cost—$18,853,695)		18,914,737

SOVEREIGN DEBT OBLIGATIONS (i)—3.0%
		Australia—3.0%
		Australia Government Bond
AUD	800	2.50%, 9/20/30, Ser, 30-Cl	Aaa/NR	774,584
AUD	4,000	3.00%, 9/20/25, Ser. 25-CI	Aaa/NR	4,278,925
AUD	1,500	4.00%, 8/20/20, Ser. 20-CI	Aaa/NR	2,430,544
AUD	3,400	New South Wales Treasury Corp., 2.75%, 11/20/25	Aaa/AAA	3,468,823

		Total Sovereign Debt Obligations (cost—$9,821,725)		10,952,876

U.S. GOVERNMENT AGENCY SECURITIES—2.7%
		Fannie Mae—0.3%
	$890	0.705%, 2/25/37, CMO, FRN	Aaa/AAA	887,216
	16	1.53%, 10/1/44, FRN, MBS	Aaa/AAA	15,378

				902,594

		Freddie Mac—0.1%
	198	6.289%, 9/1/36, FRN, MBS	Aaa/AAA	207,043
	229	6.631%, 7/1/36, FRN, MBS	Aaa/AAA	240,451

				447,494

		SLM Student Loan Trust—2.3%
	7,110	0.688%, 7/27/20, ABS, FRN (a)(d)	Aaa/AAA	7,119,811
	1,093	2.181%, 8/15/16, ABS, FRN (a)(d)	Aaa/AAA	1,093,048

				8,212,859

		Total U.S. Government Agency Securities (cost—$9,528,085)		9,562,947

SENIOR LOANS (a)(c)—1.6%
		Multi-Media—1.3%
	€3,300	Kable Deutschland, 4.50%, 12/20/16		4,568,138

		Telecommunications—0.3%
	$700	Intelsat, 5.25%, 4/2/18, Term B		710,236
	400	Vodafone, 6.875%, 8/11/15 (b)(l) (acquisition cost-$397,340; purchased 8/11/10)
				395,900

				1,106,136

		Total Senior Loans (cost—$5,446,017)		5,674,274

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

		Credit Rating
Shares		(Moody’s/S&P)	Value*

CONVERTIBLE PREFERRED STOCK—0.1%
	Financial Services—0.1%
200	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h) (cost—$200,000)	Baa3/A-	$208,500

Principal
Amount
(000s)
MUNICIPAL BONDS—0.0%
	West Virginia—0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$94,087)	Baa3/BB+	68,831

SHORT-TERM INVESTMENTS—5.0%
	Corporate Notes—3.1%
	Banking—1.4%
4,400	Itau Unibanco S.A., 1.77%, 9/12/11	NR/NR	4,361,461
800	Royal Bank of Scotland PLC, 3.00%, 12/9/11 (a)(d)	Aaa/AAA	816,574

			5,178,035

	Financial Services—0.8%
	Ally Financial, Inc.,
500	5.375%, 6/6/11	B3/B	505,625
500	6.00%, 12/15/11	B3/B	515,000
1,100	6.875%, 9/15/11	B3/B	1,128,239
800	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/B+	824,791

			2,973,655

	Oil & Gas—0.1%
200	BP Capital Markets PLC, 0.442%, 4/11/11, FRN	A2/NR	200,039

	Retail—0.8%
2,800	New Albertsons, Inc., 7.50%, 2/15/11	B2/B+	2,817,861

	Total Corporate Notes (cost—$11,064,310)		11,169,590

	U.S. Treasury Obligations—1.7%
3,329	U.S. Treasury Bills, 0.173%-0.174%, 7/7/11-7/28/11 (j)(m)		3,326,648
2,711	U.S. Treasury Inflation Indexed Notes, 3.375%, 1/15/12 (i)		2,836,708

	Total U.S. Treasury Obligations (cost—$6,155,314)		6,163,356

	U.S. Government Agency Securities—0.0%
37	Freddie Mac, 0.147%, 2/1/11, FRN (cost—$37,000)	Aaa/AAA	37,000

	Repurchase Agreement—0.2%
685	State Street Bank & Trust Co., dated 1/31/11, 0.01%, due 2/1/11, proceeds $685,000; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $703,041 including accrued interest (cost—$685,000)		685,000

	Total Short-Term Investments (cost—$17,941,624)		18,054,946

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

Contracts/
Notional
Amount		Value*

OPTIONS PURCHASED (k)—0.0%
Put Options—0.0%
	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$12,900,000	strike rate 2.00%, expires 11/19/12	$71,314
	Treasury Inflation Protected Securities (OTC),
$83,000,000	strike price $75, expires 2/15/11	83
$40,000,000	strike price $75, expires 2/16/11	40

	Total Options Purchased (cost—$42,454)	71,437

	Total Investments before options written (cost—$634,437,844)(n)—179.0%	643,158,603

OPTIONS WRITTEN (k)—(0.7)%
Call Options—(0.1)%
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$14,100,000	strike rate 1.25%, expires 2/14/11	(1)
$3,000,000	strike rate 1.90%, expires 3/28/11	(3,224)
	Dow Jones CDX IG-15 5-Year Index,
$1,100,000	strike price $0.80, expires 3/16/11	(1,337)
$3,100,000	strike price $0.80, expires 6/15/11	(7,679)
$300,000	strike price $0.80, expires 9/21/11	(865)
	Financial Futures Euro—90 day (CME),
233	strike price $99.38, expires 9/19/11	(135,431)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
61	strike price $125, expires 2/18/11	(2,904)

		(151,441)

Put Options—(0.5)%
	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$12,900,000	strike rate 1.00%, expires 11/19/12	(140,803)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$64,700,000	strike rate 2.25%, expires 9/24/12	(738,130)
	3-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$44,600,000	strike rate 3.00%, expires 6/18/12	(474,143)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$3,000,000	strike rate 2.70%, expires 3/28/11	(8,294)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$3,300,000	strike rate 10.00%, expires 7/10/12	(1,686)
	Dow Jones CDX IG-15 5-Year Index,
$3,600,000	strike price $1.20, expires 6/15/11	(8,817)
$300,000	strike price $1.20, expires 9/21/11	(1,435)
$1,100,000	strike price $1.30, expires 3/16/11	(385)
$700,000	strike price $1.70, expires 3/16/11	(18)
	Financial Futures Euro—90 day (CME),
233	strike price $99.38, expires 9/19/11	(74,269)

Fixed Income SHares: Series R Schedule of Investments
January 31, 2011 (unaudited)

Contracts/
Notional
Amount			Value*

Put Options (continued)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$5,600,000	strike price $0.001, expires 3/12/20		$(52,524)
$32,200,000	strike price $0.001, expires 4/7/20		(305,221)
$1,500,000	strike price $0.001, expires 9/29/20		(14,353)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0,
$1,500,000	strike price $0.001, expires 3/10/20		(13,145)
	iTraxx Europe 14 5-Year Index (OTC),
€1,100,000	strike price €1.60, expires 3/16/11		(590)
€700,000	strike price €1.80, expires 3/16/11		(144)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
31	strike price $115, expires 2/18/11		(477)

			(1,834,434)

Straddle Options—(0.1)%
	Call & Put 1-Year vs. 1-Year Forward Volatility Agreement (OTC),
$9,600,000	exercise price $0.001, expires 10/11/11		(70,741)
$4,900,000	exercise price $0.010, expires 10/11/11		(36,107)
	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
$8,900,000	exercise price $0.001, expires 10/11/11		(143,532)
$13,900,000	exercise price $0.001, expires 11/14/11		(224,287)

			(474,667)

	Total Options Written (premiums received—$2,117,646)		(2,460,542)

	Total Investments net of options written (cost—$632,320,198)	178.3%	640,698,061
	Other liabilities in excess of other assets	(78.3)	(281,444,786)

	Net Assets	100.0%	$359,253,275

Notes to Schedule of Investments:
(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $71,797,271, representing 20.0% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2011.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after January 31, 2011.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $12,518,978, representing 3.5% of net assets.

(h)	Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.

(k)	Non-income producing.

(l)	Restricted. The aggregate acquisition cost of such security is $397,340 and the aggregate market value is $395,900, representing 0.1% of net assets.

(m)	Rates reflect the effective yields at purchase date.

(n)	At January 31, 2011, the cost basis of investments for federal income tax purposes was $649,586,733. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $11,395,716; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $17,823,846; and net unrealized depreciation for federal income tax purposes was $6,428,130. The difference between book and tax cost was attributable to wash sales.
Glossary:
ABS—Asset-Backed Securities

AUD—Australian Dollar

£—British Pound

CAD—Canadian Dollar

CBO—Collateralized Bond Obligation

CBOT—Chicago Board of Trade

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CMO—Collateralized Mortgage Obligation

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted Index

€—Euro

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2011.

LIBOR—London Inter-Bank Offered Rate

MBS—Mortgage-Backed Securities

NR—Not Rated

OTC—Over the Counter
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2011.

WR—Withdrawn Rating
Other Investments:
(A) Futures contracts outstanding at January 31, 2011:

			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000s)	Date	(Depreciation)

Long:	Financial Futures Euro—90 day	160	$39,862	3/14/11	$29,475
	Financial Futures Euro—90 day	203	50,534	6/13/11	17,488
	Financial Futures Euro—90 day	181	44,859	3/19/12	(8,075)

					$38,888

At January 31, 2011, the Portfolio pledged cash collateral of $19,000 for futures contracts.
(B) Transactions in options written for the three months ended January 31, 2011:

		Notional	Notional
	Contracts	Amount	Amount	Premiums

Options outstanding, October 31, 2010	38	$396,200,000	€15,400,000	$2,423,993
Options written	612	44,900,000	3,500,000	463,456
Options terminated in closing transactions	(92)	(195,600,000)	(17,100,000)	(724,563)
Options expired	—	(11,600,000)	—	(45,240)

Options outstanding, January 31, 2011	558	$233,900,000	€1,800,000	$2,117,646

€—Euro

(C) Credit default swap agreements:
Buy protection swap agreements outstanding at January 31, 2011 (1):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Made	Value (5)	Paid(Received)	(Depreciation)

Bank of America:
International Lease Finance	$1,000	2.02%	9/20/13	(5.00)%	$(81,572)	$(32,287)	$(49,285)
Marsh & McLennan	3,000	1.35%	6/20/19	(0.90)%	93,107	—	93,107
Barclays Bank:
FBG Finance	1,500	0.72%	6/20/15	(1.60)%	(58,732)	—	(58,732)
Deutsche Bank:
Albertsons	3,000	4.16%	3/20/11	(1.00)%	9,006	30,211	(21,205)
Pulte Homes	1,500	1.09%	9/20/11	(1.00)%	(944)	5,573	(6,517)
Starwood Hotels & Resorts Worldwide	3,100	0.62%	3/20/13	(1.00)%	(28,529)	52,343	(80,872)
Goldman Sachs:
American International Group	4,000	1.71%	3/20/13	(5.00)%	(298,074)	(183,822)	(114,252)
RPM International	1,000	1.65%	3/20/18	(1.50)%	7,247	—	7,247

					$(358,491)	$(127,982)	$(230,509)

Sell protection swap agreements outstanding at January 31, 2011 (2):

						Upfront	Unrealized
Swap Counterparty/	Notional Amount	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s) (4)	Spread (3)	Date	Received	Value (5)	Paid(Received)	(Depreciation)

Bank of America:
France Government Bond	$100	0.96%	12/20/15	0.25%	$(3,258)	$(2,034)	$(1,224)
Japan Government Bond	4,000	0.81%	12/20/15	1.00%	41,153	90,933	(49,780)
MetLife	300	0.76%	9/20/13	1.00%	2,271	(14,605)	16,876
Barclays Bank:
Dow Jones CDX EM-14 Index	800	2.23%	12/20/15	5.00%	103,273	114,000	(10,727)
Citigroup:
Dow Jones CDX EM-14 Index	5,800	2.23%	12/20/15	5.00%	748,726	786,320	(37,594)
France Government Bond	7,000	0.90%	6/20/15	0.25%	(189,745)	(147,851)	(41,894)
United Kingdom Gilt	1,300	0.61%	6/20/15	1.00%	22,944	10,563	12,381
Credit Suisse First Boston:
United Kingdom Gilt	300	0.66%	12/20/15	1.00%	5,068	7,037	(1,969)
Deutsche Bank:
American International Group	3,800	1.15%	12/20/13	5.00%	436,404	(389,500)	825,904
Brazilian Government International Bond	2,100	1.48%	6/20/20	1.00%	(77,466)	(69,609)	(7,857)
Dow Jones CDX EM-14 Index	1,100	2.23%	12/20/15	5.00%	142,000	162,900	(20,900)
Dow Jones CDX IG-15 5-Year Index	21,300	0.85%	12/20/15	1.00%	173,982	(75,826)	249,808
France Government Bond	1,900	0.90%	6/20/15	0.25%	(51,502)	(62,247)	10,745
Italy Government Bond	600	1.68%	6/20/15	1.00%	(15,943)	(14,404)	(1,539)
Italy Government Bond	1,700	1.72%	12/20/15	1.00%	(53,316)	(60,073)	6,757
Petrobras International	200	1.11%	9/20/12	1.00%	(115)	(2,481)	2,366
United Kingdom Gilt	2,100	0.61%	6/20/15	1.00%	37,064	16,094	20,970
United Kingdom Gilt	800	0.66%	12/20/15	1.00%	13,515	18,567	(5,052)
HSBC Bank:
Brazilian Government International Bond	3,100	1.10%	6/20/15	1.00%	(9,484)	(31,107)	21,623
Petrobras International	2,000	1.50%	9/20/15	1.00%	(41,499)	(63,728)	22,229
JPMorgan Chase:
Dow Jones CDX IG-15 5-Year Index	23,000	0.85%	12/20/15	1.00%	187,868	61,598	126,270
Royal Bank of Scotland:
Japan Government Bond	800	0.81%	12/20/15	1.00%	8,231	17,978	(9,747)
UBS:
Dow Jones CDX EM-14 Index	1,400	2.23%	12/20/15	5.00%	180,727	197,400	(16,673)
Dow Jones CDX IG-15 5-Year Index	100	0.85%	12/20/15	1.00%	817	268	549

					$1,661,715	$550,193	$1,111,522

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2011 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D) Interest rate swap agreements outstanding at January 31, 2011:

				Rate Type			Upfront	Unrealized
	Notional Amount		Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)		Date	Made	Received	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL	6,100	1/2/13	BRL-CDI-Compounded	12.28%	$37,531	$23,354	$14,177
Barclays Bank		$4,100	6/15/41	4.25%	3-Month USD-LIBOR	108,861	24,600	84,261
BNP Paribas	BRL	3,200	1/2/13	BRL-CDI-Compounded	11.88%	1,301	(15,091)	16,392
Deutsche Bank		£500	9/15/12	United Kingdom RPI Index	3.45%	(12,050)	—	(12,050)
Goldman Sachs	BRL	12,900	1/2/13	BRL-CDI-Compounded	11.89%	11,129	6,711	4,418
HSBC Bank	BRL	3,600	1/2/12	BRL-CDI-Compounded	11.14%	30,585	13,812	16,773
HSBC Bank	BRL	27,700	1/2/12	BRL-CDI-Compounded	11.36%	199,928	19,350	180,578
HSBC Bank	BRL	5,400	1/2/12	BRL-CDI-Compounded	11.67%	83,019	43,235	39,784
HSBC Bank	BRL	2,600	1/2/13	BRL-CDI-Compounded	11.89%	2,243	3,941	(1,698)
JPMorgan Chase	BRL	3,000	1/2/12	BRL-CDI-Compounded	11.25%	(11,143)	(77)	(11,066)
JPMorgan Chase	BRL	1,100	1/2/13	BRL-CDI-Compounded	12.17%	5,093	4,671	422
Morgan Stanley	BRL	7,700	1/2/12	BRL-CDI-Compounded	10.12%	(175,490)	(137,055)	(38,435)
Morgan Stanley	BRL	11,000	1/2/12	BRL-CDI-Compounded	11.29%	(37,076)	(8,056)	(29,020)
Morgan Stanley	BRL	6,900	1/2/12	BRL-CDI-Compounded	11.60%	99,660	39,777	59,883
Morgan Stanley	BRL	1,100	1/2/12	BRL-CDI-Compounded	12.54%	30,973	(3,176)	34,149
Morgan Stanley	BRL	3,200	1/2/13	BRL-CDI-Compounded	11.98%	5,727	—	5,727
Royal Bank of Scotland		£1,600	9/14/12	United Kingdom RPI Index	3.44%	(39,086)	—	(39,086)
UBS	BRL	3,900	1/2/13	BRL-CDI-Compounded	12.07%	12,605	(10,513)	23,118

						$353,810	$5,483	$348,327

BRL—Brazilian Real

£—British Pound

CDI—Inter-Bank Deposit Certificate

LIBOR—London Inter-Bank Offered Rate

RPI—Retail Price Index
(E) Forward foreign currency contracts outstanding at January 31, 2011:

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	January 31, 2011	(Depreciation)

Purchased:
7,791,071 Brazilian Real settling 4/4/11	Barclays Bank	$4,592,167	$4,592,844	$677
7,791,071 Brazilian Real settling 3/2/11	Citigroup	4,568,471	4,625,291	56,820
1,454,000 Canadian Dollar settling 2/17/11	Citigroup	1,447,563	1,453,163	5,600
274,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	42,646	41,676	(970)
1,649,062 Chinese Yuan Renminbi settling 11/15/11	Citigroup	253,839	250,826	(3,013)
5,000,000 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	771,724	763,084	(8,640)
1,025,572 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	159,578	155,992	(3,586)
13,350,060 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	2,049,615	2,037,443	(12,172)
4,759,120 Indian Rupee settling 3/9/11	Bank of America	101,000	102,976	1,976
83,162,600 Indian Rupee settling 3/9/11	Barclays Bank	1,830,000	1,799,440	(30,560)
120,712,900 Indian Rupee settling 3/9/11	Citigroup	2,652,265	2,611,938	(40,327)
86,165,400 Indian Rupee settling 3/9/11	Deutsche Bank	1,885,000	1,864,413	(20,587)
55,497,850 Indian Rupee settling 3/9/11	JPMorgan Chase	1,199,000	1,200,841	1,841
14,560,000 Indian Rupee settling 3/9/11	Royal Bank of Scotland	322,990	315,043	(7,947)
5,665,000 Indian Rupee settling 3/9/11	UBS	125,000	122,577	(2,423)
9,187,200,000 Indonesian Rupiah settling 10/31/11	Citigroup	990,000	974,004	(15,996)
4,000,000 Philippines Peso settling 6/15/11	Bank of America	92,764	89,610	(3,154)
92,138,090 Philippines Peso settling 11/15/11	Barclays Bank	2,076,436	2,047,199	(29,237)
90,848,150 Philippines Peso settling 2/7/11	Citigroup	2,085,000	2,050,488	(34,512)
102,864,400 Philippines Peso settling 6/15/11	Citigroup	2,355,338	2,304,422	(50,916)
29,400,000 Philippines Peso settling 11/15/11	Citigroup	663,208	653,233	(9,975)
18,583,040 Philippines Peso settling 2/7/11	Deutsche Bank	427,000	419,428	(7,572)
14,009,600 Philippines Peso settling 6/15/11	Deutsche Bank	318,541	313,850	(4,691)
6,542,000 Philippines Peso settling 6/15/11	HSBC Bank	149,463	146,557	(2,906)
8,945,000 Philippines Peso settling 6/15/11	JPMorgan Chase	203,991	200,391	(3,600)
12,106,900 Philippines Peso settling 2/7/11	UBS	278,000	273,259	(4,741)
3,003,379 Singapore Dollar settling 6/9/11	Bank of America	2,348,083	2,346,751	(1,332)
966,299 Singapore Dollar settling 2/24/11	Barclays Bank	740,000	754,945	14,945
504,502 Singapore Dollar settling 2/24/11	Citigroup	386,000	394,154	8,154
1,532,578 Singapore Dollar settling 2/24/11	UBS	1,174,000	1,197,363	23,363
272,200,000 South Korean Won settling 5/9/11	Barclays Bank	242,322	241,301	(1,021)
2,881,500,000 South Korean Won settling 5/9/11	Citigroup	2,560,367	2,554,408	(5,959)
227,300,000 South Korean Won settling 5/9/11	Deutsche Bank	200,000	201,498	1,498
219,351,500 South Korean Won settling 5/9/11	Goldman Sachs	193,295	194,452	1,157
514,000,000 South Korean Won settling 5/9/11	HSBC Bank	457,866	455,654	(2,212)
6,774,594,000 South Korean Won settling 5/9/11	JPMorgan Chase	5,870,730	6,005,580	134,850
1,029,000,000 South Korean Won settling 5/9/11	Royal Bank of Scotland	909,533	912,194	2,661
113,820,000 South Korean Won settling 5/9/11	UBS	100,000	100,900	900
Sold:
9,812,793 Australian Dollar settling 4/29/11	Deutsche Bank	9,593,133	9,678,690	(85,557)
7,791,071 Brazilian Real settling 3/2/11	Barclays Bank	4,626,527	4,625,291	1,236
1,761,000 British Pound settling 3/21/11	Barclays Bank	2,746,137	2,819,658	(73,521)
1,760,000 British Pound settling 3/21/11	Deutsche Bank	2,745,095	2,818,057	(72,962)
1,174,000 British Pound settling 3/21/11	Royal Bank of Scotland	1,835,261	1,879,772	(44,511)
3,083,000 Canadian Dollar settling 2/17/11	Deutsche Bank	3,061,022	3,081,226	(20,204)
12,853,000 Euro settling 4/19/11	Citigroup	17,376,255	17,604,514	(228,259)
9,847,000 Euro settling 4/19/11	UBS	13,274,504	13,487,252	(212,748)
92,138,090 Philippines Peso settling 2/7/11	Barclays Bank	2,081,161	2,079,602	1,559
29,400,000 Philippines Peso settling 2/7/11	Citigroup	664,107	663,573	534
3,003,379 Singapore Dollar settling 2/24/11	Bank of America	2,347,598	2,346,462	1,136

				$(786,904)

At January 31, 2011, the Portfolio held $1,040,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.
Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.
The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and these differences could be material. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Equity Shares: Series I Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Portfolio’s NAV is calculated. With respect to certain foreign securities, the Portfolio may fair-value securities using modeling tools provided by third-party vendors. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by Equity Shares: Series I for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Portfolio.

Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:
•	Level 1—quoted prices in active markets for identical investments that each Portfolio has the ability to access

•	Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.
The valuation techniques used by the Portfolios to measure fair value during the three months ended January 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolios utilized the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation and option adjusted spread pricing techniques.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.
Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Municipal Bonds— Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
Senior Loans — Senior loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.
The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period.
A summary of the inputs used at January 31, 2011 in valuing each Portfolio’s assets and liabilities is listed below:

		Level 2—	Level 3—
		Other Significant	Significant
	Level 1—	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	1/31/11

Equity Shares: Series I
Investments in Securities—Assets
Common Stock:
China	$49,427	$17,828	—	$67,255
Hong Kong	17,226	64,976	—	82,202
Israel	49,005	—	—	49,005
Japan	50,817	320,302	—	371,119
Korea (Republic of)	87,380	—	—	87,380
All Other	—	1,619,476	—	1,619,476
Preferred Stock	—	39,183	—	39,183
Rights	872	—	—	872

Total Investments	$254,727	$2,061,765	—	$2,316,492

Fixed Income SHares: Series C
Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	—	$48,434,765	$8,056,481	$56,491,246
Banking	$23,863,194	255,683,142	—	279,546,336
Financial Services	—	979,254,586	19,938,979	999,193,565
All Other	—	822,519,055	—	822,519,055
U.S. Government Agency Securities	—	554,845,760	—	554,845,760
Municipal Bonds	—	277,355,002	—	277,355,002
Sovereign Debt Obligations	—	219,342,106	—	219,342,106
Mortgage-Backed Securities	—	177,753,810	110,298	177,864,108
Senior Loans	—	9,490,195	—	9,490,195
Asset-Backed Securities	—	8,208,964	—	8,208,964
Preferred Stock	1,211,280	—	—	1,211,280
Convertible Preferred Stock	788,123	—	—	788,123
Short-Term Investments:
Corporate Notes:
Financial Services	—	64,979,509	714,420	65,693,929
All Other	—	67,714,924	—	67,714,924

Other Short-Term Investments		101,594,912	—	101,594,912
Options Purchased:
Interest Rate Contracts	—	5,100	—	5,100
Credit Contracts	—	3	—	3

Total Investments in Securities—Assets	$25,862,597	$3,587,181,833	$28,820,178	$3,641,864,608

Investments in Securities—Liabilities
Options Written, at value:
Credit Contracts	—	$(2,385,348)	—	$(2,385,348)
Interest Rate Contracts	—	(33,326,561)	—	(33,326,561)

Total Investments in Securities—Liabilities	—	$(35,711,909)	—	$(35,711,909)

Other Financial Instruments*—Assets
Credit Contracts	—	$11,302,535	—	$11,302,535
Foreign Exchange Contracts	—	24,873,826	—	24,873,826
Interest Rate Contracts	$17,072,412	13,901,598	—	30,974,010

Total Other Financial Instruments*—Assets	$17,072,412	$50,077,959	—	$67,150,371

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(2,557,250)	—	$(2,557,250)
Foreign Exchange Contracts	—	(26,979,939)	—	(26,979,939)
Interest Rate Contracts	$(2,232,621)	(8,521,698)	—	(10,754,319)

Total Other Financial Instruments*—Liabilities	$(2,232,621)	$(38,058,887)	—	$(40,291,508)

Total Investments	$40,702,388	$3,563,488,996	$28,820,178	$3,633,011,562

		Level 2—	Level 3—
		Other Significant	Significant
	Level 1—	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	1/31/11

Fixed Income SHares: Series H
Investments in Securities—Assets
Municipal Bonds	—	$6,753,480	—	$6,753,480
Money Market Fund	—	624,000	—	624,000

Total Investments	—	$7,377,480	—	$7,377,480

Fixed Income SHares: Series M
Investments in Securities—Assets
U.S. Government Agency Securities	—	$1,647,389,191	—	$1,647,389,191
Corporate Bonds & Notes:
Financial Services	—	809,896,880	$10,447,000	820,343,880
All Other	—	698,069,132	—	698,069,132
Mortgage-Backed Securities	—	528,706,624	—	528,706,624
Municipal Bonds	—	516,556,175	—	516,556,175
Sovereign Debt Obligations	—	313,868,396	—	313,868,396
Asset-Backed Securities	—	48,731,463	719,501	49,450,964
Convertible Preferred Stock	$13,776,402	—	—	13,776,402
Short-Term Investments	—	154,760,568	—	154,760,568
Options Purchased:
Credit Contracts	—	6	—	6

Total Investments in Securities—Assets	$13,776,402	$4,717,978,435	$11,166,501	$4,742,921,338

Investments in Securities—Liabilities
Options Written, at value:
Credit Contracts	—	$(381,312)	—	$(381,312)
Interest Rate Contracts	—	—	$(11,934,488)	(11,934,488)

Total Investments in Securities—Liabilities	—	$(381,312)	$(11,934,488)	$(12,315,800)

Other Financial Instruments*—Assets
Credit Contracts	—	$12,554,220	—	$12,554,220
Foreign Exchange Contracts	—	1,734,222	—	1,734,222
Interest Rate Contracts	$2,193,738	7,424,362	—	9,618,100

Total Other Financial Instruments*—Assets	$2,193,738	$21,712,804	—	$23,906,542

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(3,207,324)	—	$(3,207,324)
Foreign Exchange Contracts	—	(3,459,393)	—	(3,459,393)
Interest Rate Contracts	$(266,858)	(607,897)	—	(874,755)

Total Other Financial Instruments*—Liabilities	$(266,858)	$(7,274,614)	—	$(7,541,472)

Total Investments	$15,703,282	$4,732,035,313	$(767,987)	$4,746,970,608

Fixed Income SHares: Series R
Investments in Securities—Assets
U.S. Treasury Obligations	—	$408,510,852	—	$408,510,852
Corporate Bonds & Notes	—	128,075,782	—	128,075,782
Mortgage-Backed Securities	—	35,345,544	$7,717,877	43,063,421
Asset-Backed Securities	—	6,395,759	12,518,978	18,914,737
Sovereign Debt Obligations	—	10,952,876	—	10,952,876
U.S. Government Agency Securities	—	9,562,947	—	9,562,947
Senior Loans	—	5,674,274	—	5,674,274
Convertible Preferred Stock	$208,500	—	—	208,500
Municipal Bonds	—	68,831	—	68,831
Short-Term Investments	—	18,054,946	—	18,054,946

Options Purchased:
Interest Rate Contracts	—	71,437	—	71,437

Total Investments in Securities—Assets	$208,500	$622,713,248	$20,236,855	$643,158,603

Investments in Securities—Liabilities
Options Written, at value:
Credit Contracts	—	$(21,270)	—	$(21,270)
Interest Rate Contracts	—	(1,579,362)	$(859,910)	(2,439,272)

Total Investments in Securities—Liabilities	—	$(1,600,632)	$(859,910)	$(2,460,542)

Other Financial Instruments*—Assets
Credit Contracts	—	$1,416,832	—	$1,416,832
Foreign Exchange Contracts	—	258,907	—	258,907
Interest Rate Contracts	$46,963	479,682	—	526,645

Total Other Financial Instruments*—Assets	$46,963	$2,155,421	—	$2,202,384

Other Financial Instruments*—Liabilities
Credit Contracts	—	$(535,819)	—	$(535,819)
Foreign Exchange Contracts	—	(1,045,811)	—	(1,045,811)
Interest Rate Contracts	$(8,075)	(131,355)	—	(139,430)

Total Other Financial Instruments*—Liabilities	(8,075)	$(1,712,985)	—	$(1,721,060)

Total Investments	$247,388	$621,555,052	$19,376,945	$641,179,385

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the three months ended January 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2011, was as follows:

					Net Change
	Beginning	Net	Accrued		in Unrealized
	Balance	Purchases(Sales)	Discounts	Net Realized	Appreciation/	Transfers into	Transfers out	Ending Balance
	10/31/10	and Settlements	(Premiums)	Gain(Loss)	Depreciation	Level 3	of Level 3*	1/31/11

Fixed Income SHares: Series C
Investments in Securities — Assets
Corporate Bonds & Notes:
Airlines	$8,446,018	$(300,673)	$(24,439)	$(95)	$(64,330)	—	—	$8,056,481
Financial Services	21,134,833	(5,003)	—	—	(1,190,851)	—	—	19,938,979
Mortgage-Backed Securities	123,362	(105,429)	360	23,022	68,983	—	—	110,298
Short-Term Investments:
Financial Services	736,890	—	—	—	(22,470)	—	—	714,420

Total Investments	$30,441,103	$(411,105)	$(24,079)	$22,927	$(1,208,668)	—	—	$28,820,178

Fixed Income SHares: Series M
Investments in Securities — Assets
Corporate Bonds & Notes:
Financial Services	$10,551,300	—	$(18,150)	—	$(86,150)	—	—	$10,447,000
Mortgage-Backed Securities	17,504,496	$(57,002)	(18,268)	$(1,684)	(387,550)	—	$(17,039,992)	—
Asset-Backed Securities	754,471	(30,534)	—	—	(4,436)	—	—	719,501

Total Investments in Securities — Assets	$28,810,267	$(87,536)	$(36,418)	$(1,684)	$(478,136)	—	$(17,039,992)	$11,166,501

Investments in Securities — Liabilities
Options Written, at value:
Interest Rate Contracts	$(8,020,229)	—	—	—	$(3,914,259)	—	—	$(11,934,488)

Total Investments	$20,790,038	$(87,536)	$(36,418)	$(1,684)	$(4,392,395)	—	$(17,039,992)	$(767,987)

Fixed Income SHares: Series R
Investments in Securities — Assets
Asset-Backed Securities	$17,818,475	$(2,529,174)	$11,691	$6,121	$12,828	—	$(2,800,963)	$12,518,978
Mortgage-Backed Securities	5,663,219	7,699,435	(6,526)	(545)	(124,767)	—	(5,512,939)	7,717,877

Total Investments in Securities — Assets	$23,481,694	$5,170,261	$5,165	$5,576	$(111,939)	—	$(8,313,902)	$20,236,855

Investments in Securities — Liabilities
Options Written, at value:
Interest Rate Contracts	$(689,228)	—	—	$45,240	$(215,922)	—	—	$(859,910)

Total Investments	$4,973,991	$7,699,435	$(6,526)	$44,695	$(340,689)	—	$(5,512,939)	$6,857,967

*	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which Fixed Income SHares: Series C, Series M and Series R held at January 31, 2011, was $1,285,268, $(3,860,105) and $(108,836), respectively.

Item 2. Controls and Procedures
(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits
     (a) Exhibit 99.302 Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Allianz Global Investors Managed Accounts Trust

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 28, 2011

By:	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting
Officer
Date: March 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 28, 2011

By:	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting
Officer
Date: March 28, 2011